                                                                   EXHIBIT 10.39

                                                               Property Address:
                                                                1808 Swift Drive
                                                             Oak Brook, Illinois


                                 BUILDING LEASE
                                 --------------


          THIS LEASE is made as of this 22nd day of September, 1998 between CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust ("Landlord"), and EXODUS COMMUNICATIONS INC., a Delaware corporation ("Tenant").


                                   ARTICLE I
                                   ---------

                                  LEASE TERMS
                                  -----------

          SECTION 1.1.  DEFINITIONS.  In addition to the other terms, which are
                        -----------
elsewhere defined in this Lease, the following terms and phrases, whenever used in this Lease shall have the meanings set forth in this Section 1.1, and only such meanings, unless such meanings are expressly contradicted, limited or expanded elsewhere herein.

               A.   BASE RENT SCHEDULE:

                                                             Annual         Monthly
                    Period (by lease month)                Base Rent       Base Rent
                    -----------------------                ---------       ---------
                    January 1, 1999 - December 31, 1999   $447,829.50     $ 37,319.13
                    January 1, 2000 - December 31, 2000   $447,829.50     $ 37,319.13
                    January 1, 2001 - December 31, 2001   $447,829.50     $ 37,319.13
                    January 1, 2002 - December 31, 2002   $447,829.50     $ 37,319.13
                    January 1, 2003 - December 31, 2003   $447,829.50     $ 37,319.13
                    January 1, 2004 - December 31, 2004   $555,792.72     $ 46,316.06
                    January 1, 2005 - December 31, 2005   $555,792.72     $ 46,316.06
                    January 1, 2006 - December 31, 2006   $555,792.72     $ 46,316.06
                    January 1, 2007 - December 31, 2007   $555,792.72     $ 46,316.06
                    January 1, 2008 - December 31, 2008   $555,792.72     $ 46,316.06
                    January 1, 2009 - December 31, 2009   $555,792.72     $ 46,316.06
                    January 1, 2010 - September 30, 2010  $555,792.72     $ 46,316.06


               B.   SECURITY DEPOSIT:  $223,914.78

               C.   TENANT'S PROPORTION:  49.0%

               D.   INITIAL MONTHLY RENT ADJUSTMENT DEPOSIT:  $10,692.00

                      (i) Initial Tax Deposit:  $7,666.00
                     (ii) Initial Expense Deposit:  $3,026.00

               E. INITIAL TERM: The initial eleven (11) year, nine (9) month term, commencing as of the Commencement Date.

               F.   COMMENCEMENT DATE:  January 1, 1999

               G.   TERMINATION DATE:  September 30, 2010

               H. TERM: The Initial Term as same may be extended or sooner terminated.

               I. USE: Office and data center, general warehousing, light industrial and other related uses.

               J.   OPTION TO RENEW:  See Article XXXIII

               K.   LANDLORD'S MAILING ADDRESS:
                    1808 Swift Road
                    Oak Brook, Illinois 60611
                    Attn:  Chief Operating Officer

               L.   RIGHTS OF FIRST OPPORTUNITY:  See Article XXXIV

               M.   TENANT'S MAILING ADDRESS:
                    2650 San Tomas Expressway
                    Santa Clara, California 95051
                    Attn: Chief Financial Officer and General Counsel

               N.   LANDLORD'S BROKER:  CB Richard Ellis, Inc.

               O.   TENANT'S BROKER:  CB Richard Ellis, Inc.

          SECTION 1.2.  SIGNIFICANCE OF DEFINITIONS.  Each reference in this
                        ---------------------------
Lease to any of the Definitions contained in Section 1.1 of this Article shall be deemed and construed to incorporate all of the terms provided under each such Definition.

          SECTION 1.3.  ENUMERATION OF EXHIBITS.  The exhibits in this Section
                        -----------------------
and attached to this Lease are incorporated in this Lease by this reference and are to be construed as a part of this Lease.

               EXHIBIT "A" - Premises
               EXHIBIT "B" - Legal Description
               EXHIBIT "C" - Form of Estoppel Certificate
               EXHIBIT "D" - Rights of First Opportunity Premises
               EXHIBIT "E" - Removable Equipment/Improvements


                                   ARTICLE II
                                   ----------

                                    PREMISES
                                    --------

          SECTION 2.1.  LEASE.  Landlord, for and in consideration of the rents
                        -----
herein reserved and of the covenants and agreements herein contained on the part of Tenant to be kept, observed and performed, does by these presents, lease to Tenant, and Tenant hereby leases from Landlord, the demised premises ("Premises"), being depicted in the plan attached hereto as EXHIBIT "A" in the building located at 1808 Swift Road, Oak Brook, Illinois ("Building"), and legally described on EXHIBIT "B" attached hereto and by this reference incorporated herein ("Land") (the Land and Building are sometimes collectively referred to as the "Project"), subject to covenants, conditions, agreements, easements, encumbrances and restrictions of record as of the date hereof affecting the Land and the Building ("Restrictions").


                                  ARTICLE III
                                  -----------

                                     TERM
                                     ----

          SECTION 3.1.  TERM.  The Initial Term of this Lease shall commence on
                        ----
the Commencement Date and shall end on the Termination Date, unless sooner terminated as hereinafter set forth.


                                  ARTICLE IV
                                  ----------

                         CONDITION OF DEMISED PREMISES
                         -----------------------------

          SECTION 4.1.  CONDITION OF PREMISES.  To the best of Landlord's
                        ---------------------
knowledge, (i) fiber optic cabling is available to Swift Drive from Ameritech and (ii) Tenant will be permitted to abandon the water sprinkler system in the Premises and install an FM200 fire suppression system subject to the approval of the Village of Oak Brook. Except as set forth above, Tenant agrees to accept the Premises in an absolutely "as-is" condition, and Tenant acknowledges that Landlord, its agents, attorneys, representatives and employees have not and do not make any representations or warranties, express or implied, to Tenant regarding the Premises or the Project, including, but not limited to: (i) the zoning of the Premises or the Project; (ii) the condition of any underground, above ground or surface improvements; (iii) the size, area, use or type of the Premises or the fitness of the Premises for any intended or particular use; (iv) the nature of the soil on and underlying the Premises or the Project or its suitability for development or any other use thereof; (v) any financial information pertaining to the operation of the Premises or the Project; (vi) the status of any requirements or obligations imposed, implied or to be undertaken by the owner or developer of the Premises or the Project pursuant to any zoning, subdivision, development laws or agreements with any governmental entities;
(vii) the presence or absence of any toxic wastes, hazardous materials or structural defects in, on or under the Premises or the Project or any improvements thereon; or (viii) the presence or absence of any rights of any governmental authority, or of owners of property in the vicinity of the Premises or the Project, to obtain reimbursement, recapture or special assessments from any owner of the Premises or the Project for all or a portion of the cost of any utilities, roads or other improvements heretofore or hereafter located on or in the vicinity of the Premises or the Project, any and all such representations and warranties, express or implied, being hereby expressly waived by Tenant and disclaimed by Landlord. Tenant waives any claim that may exist for patent and/or latent defects or for mutual or unilateral mistake of fact. No promise of Landlord to alter, remodel, decorate, clean or improve the Premises or any portion thereof and no representation respecting the condition of the Premises or any portion thereof have been made by Landlord to Tenant except that Landlord shall cause all existing systems (without adding any system) in the Premises to be in working order on the Commencement Date.


                                   ARTICLE V
                                   ---------

                                     RENT
                                     ----

          SECTION 5.1.  BASE RENT.  In consideration of the leasing aforesaid,
                        ---------
Tenant agrees to
pay Landlord, without offset or deduction, base rent for the Initial Term ("Base Rent"), payable monthly in advance in the amount of the Monthly Base Rent set forth in the Base Rent Schedule commencing on the Commencement Date and continuing on the first (1st) day of each month thereafter for the balance of the Term of this Lease, and in addition thereto, shall pay such charges as are herein described as "Additional Rent". The term "Rent" when used in this Lease shall include all Base Rent payable under this Section 5.1., as well as the charges herein described as Additional Rent. All Rent payable hereunder shall be payable to Landlord and Landlord's Mailing Address, or as Landlord may otherwise from time to time designate in writing.

          SECTION 5.2.  BASE RENT ADJUSTMENT.  In addition to the Base Rent
                        --------------------
payable by Tenant hereunder, commencing on the Commencement Date and on the first business day of each and every month thereafter, Tenant shall pay to Landlord, as Additional Rent, the Rent Adjustment described in this Section 5.2 without set off or deduction. Until such time as Tenant receives the first Adjustment Statement provided for in clause (C) of this Section 5.2, Tenant shall, commencing on the Commencement Date and on the first (1st) day of each and every month thereafter, make the Initial Monthly Rent Adjustment Deposit specified in Article I hereof.

          A.  For the purposes of this Lease:

               (1) The term "Calendar Year" shall mean each calendar year or a portion thereof during the Term.

               (2) The term "Expenses" shall mean and include all expenses paid or incurred by Landlord or its beneficiaries for managing, owning, maintaining, operating, insuring, replacing and repairing the Project, the Land, appurtenances and personal property used in conjunction therewith. Expenses shall not include (i) depreciation charges, (ii) interest and principal payments on mortgages, (iii) ground rental payments, (iv) real estate brokerage and leasing commissions, (v) legal fees for the negotiation or enforcement of leases, (vi) Taxes, (vii) cost of repair from a casualty or taking, and (viii) cost of altering the space of other tenants. If the Building is not fully occupied during all or a portion of any Calendar Year, then Landlord may elect to make an appropriate adjustment of the Expenses which vary due to occupancy for such Calendar Year employing sound accounting and management principles, to determine the amount of Expenses that would have been paid or incurred by Landlord had the Building been fully occupied and the amount so determined shall be the amount of Expenses attributable to such Calendar Year.

               (3) The term "Rent Adjustments" shall mean all amounts owed by Tenant as Additional Rent on account of Expenses or Taxes, or both.

               (4) The term "Rent Adjustment Deposit" shall mean an amount equal to Landlord's estimate of Rent Adjustments due for any Calendar Year made from time to time during the Term.

               (5) The term "Taxes" shall mean real estate taxes, assessments, sewer rents, rates and charges, transit taxes, taxes based upon the receipt of rent, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary, which accrue during the Term and are levied or assessed or become a lien against the Project or any portion thereof in any Calendar Year during the Term and any tax in substitution of any of the foregoing, provided, however, in determining the income of Landlord if necessary with respect to any such substituted taxes, only income from the Building shall be included. Taxes shall not include any franchise, capital, stock, transfer, inheritance or income (other than a rental income tax imposed by the State of Illinois) tax imposed on Landlord. In case of special taxes or assessments which may be payable in installments, only the amount of each installment and interest paid thereon paid during a Calendar Year shall be included in Taxes for that Calendar Year. Taxes shall also include any personal property taxes (attributable to the year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances of Landlord used in connection with the operation of the Building. Taxes also include Landlord's reasonable costs and expenses (including reasonable attorney's fees) in obtaining a reduction in Taxes levied or assessed or which will become a lien against the Project or any portion thereof in any Calendar Year during the Term. Taxes shall be reduced by any recovery or refund received of Taxes previously paid by the Landlord, provided such refund relates to taxes paid during the Term of this Lease.

          B. Tenant shall pay to the Landlord as Additional Rent Tenant's Proportion of Expenses and Taxes attributable to each Calendar Year of the Term. The amount of Taxes attributable to a Calendar Year shall be the amount assessed for any such Calendar Year, even though the assessment for such Taxes may be payable in a different Calendar Year.

          C. As soon as reasonably feasible after the expiration of each Calendar Year, Landlord will furnish Tenant a statement ("Adjustment Statement") showing the following:

               (1) Expenses and Taxes for Calendar Year last ended and the amount of Expenses and Taxes payable by Tenant for such Calendar Year;

               (2) The amount of Rent Adjustments due Landlord for the Calendar Year last ended, less credits for Rent Adjustment Deposits paid, if any; and

               (3) The Rent Adjustment Deposit due in the current Calendar Year.

          D. Within thirty (30) days after Tenant's receipt of each Adjustment Statement, Tenant shall pay to Landlord:

               (1) The amount of Rent Adjustment shown on said statement to be due Landlord for the Calendar Year last ended; plus

               (2) The amount, which when added to the Rent Adjustment Deposit theretofore paid in the current Calendar Year would provide that Landlord has then received such portion of the Rent Adjustment Deposit as would have theretofore been paid to Landlord had Tenant paid one twelfth (1/12) of the Rent Adjustment Deposit, for the current Calendar Year, to Landlord monthly on the first (1st) day of each month of such Calendar Year.

     Commencing on the first (1st) day of the first (1st) month after Tenant's receipt of each Adjustment Statement, and on the first day of each month thereafter until Tenant receives a more current Adjustment Statement, Tenant shall pay to Landlord one twelfth (1/12) of the Rent Adjustment Deposit shown on said statement. During the last complete Calendar Year, Landlord may include in the Rent Adjustment Deposit its estimate of the Rent Adjustment which may not be finally determined until after the expiration of the Term. The Tenant's obligation to pay the Rent Adjustment shall survive the Term.

          E. Tenant's payment of the Rent Adjustment Deposit for each Calendar Year shall be credited against the Rent Adjustments for such Calendar Year. All Rent Adjustment Deposits may be co-mingled and no interest shall be paid to Tenant thereon. If the Rent Adjustment Deposit paid by Tenant for any Calendar Year exceeds the Rent Adjustments for such Calendar Year, then Landlord shall give a credit to Tenant in an amount equal to such excess against the Rent Adjustments due for the next succeeding Calendar Year, except that if any such excess relates to the last Calendar Year of the Term, then, provided that no default of Tenant exists hereunder, Landlord shall refund such excess to Tenant.

          F. Tenant or its representative shall have the right to examine Landlord's books and records with respect to the items in the Adjustment Statement during normal business hours at any time within twenty business
     (20) days following the furnishing by Landlord to Tenant of such Adjustment Statement. Unless Tenant shall take written exception to any item within thirty (30) days after the furnishing of the foregoing statement, such statement shall be considered as final and accepted by Tenant. Any amount due to Landlord as shown on any such statement, whether or not written exception is taken thereto, shall be paid by Tenant within thirty (30) days after Landlord shall have submitted the statement, without prejudice to any such written exception.

          G. If the Commencement Date is on any day other than the first (1st) day of January or if the Termination Date is on any day other than the last day of December, then any Rent Adjustments due Landlord shall be prorated.

          SECTION 5.3.  INTEREST AND LATE CHARGES ON LATE PAYMENTS.  Rent not
                        ------------------------------------------
paid within thirty (30) days of the date when due shall bear interest from the date when the same is payable under the terms of this Lease until the same shall be paid at an annual rate of interest equal to the rate of interest announced from time to time by The First National Bank of Chicago ("First") as its Corporate Base Rate, plus three percent (3%), unless a lesser rate shall then be the maximum rate permissible by law, in which event said lesser rate shall be charged ("Lease Interest Rate"). The term "Corporate Base Rate" means that rate of interest announced by First from time to time as its "Corporate Base Rate" of interest, changing automatically and simultaneously with each change in the Corporate Base Rate made by First from time to time. Any publication issued or published by First from time to time or a certificate signed by an officer of First stating its Corporate Base Rate as of a date shall be conclusive evidence of the Corporate Base Rate on that date. Tenant further acknowledges that its late payment of any Rent will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which is extremely difficult or impracticable to fix. Such costs and expenses will include, without limitation, loss of use of money, administrative and collection costs and processing and accounting expenses. Therefore, if any installment of monthly Base Rent is not received by Landlord when due or any other sum due hereunder is not paid when due, Tenant shall immediately pay to Landlord a late charge equal to three percent (3%) of the unpaid amount. Such late charge is in addition to any interest due pursuant to the first (1st) sentence of this
Section 5.3. Landlord and Tenant agree that this late charge represents a reasonable estimate of costs and expenses incurred by Landlord from, and is fair compensation to Landlord for, its loss suffered, by such non-payment by Tenant. Acceptance of the late charge shall not constitute a waiver of Tenant's default with respect to such non-payment by Tenant or prevent Landlord from exercising any other rights and remedies available to Landlord under this Lease. Failure to pay the late charge shall constitute a default under this Lease.

          SECTION 5.4.  RENT ABATEMENT.  Notwithstanding anything to the
                        --------------
contrary contained in this Article V, so long as Tenant is not in default under the terms and conditions of this Lease as of the date any monthly installment of Base Rent would otherwise be due and owing during the Abatement Period (as hereinafter defined), Tenant shall be entitled to an abatement of Base Rent for the period commencing on the Commencement Date and ending on September 30, 1999 (hereinafter referred to as the "Abatement Period"). In the event Tenant is in default (after any applicable grace or cure periods) under the terms and conditions of this Lease on the day any installment of Base Rent would have been due hereunder but for the abatement of Base Rent during the Abatement Period, then, in such event, the rent abatements attributable to Base Rent, as set forth above, shall no longer be in effect and Tenant shall be obligated, during the period of such uncured default, to pay the monthly installment of Base Rent that would have been due and owing hereunder but for the abatement of Base Rent (hereinafter referred to as the "Rent Default Payments"). Tenant shall not be entitled to a proration of any Rent Default Payments so paid whether or not Tenant cures the default at any time prior to the last day of the calendar month for which such installments were paid. Tenant shall further be obligated to make all required Rent Default Payments until the subject default is cured. After such default is cured, Tenant shall then again be entitled to the monthly Base Rent abatement unless another default occurs. In no event shall Tenant be entitled to any extension of the Abatement Period because of any payment of a full monthly installment of Rent made due to defaults.


                                  ARTICLE VI
                                  ----------

                            UTILITIES AND SERVICES
                            ----------------------

          SECTION 6.1.  UTILITIES AND SERVICES.  Tenant shall pay, directly to
                        ----------------------
the appropriate supplier, all costs of natural gas, electricity, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and janitorial, security and other services supplied to the Premises. Landlord shall, at Landlord's sole cost and expense, separately meter the Premises. If, however, at any time, any services or utilities are jointly metered, Landlord shall make a reasonable determination of Tenant's proportionate share thereof and Tenant shall pay its proportionate share, as Additional Rent hereunder, within fifteen (15) days after receipt of Landlord's written statement. Landlord shall not in any way be liable or responsible to Tenant for any cost or damage or expense which Tenant may sustain or incur if either the quality or character of such service is changed or is no longer available or suitable for Tenant's requirements. Landlord agrees that Landlord shall not cause Tenant's utility service to be interrupted.


                                  ARTICLE VII
                                  -----------

                                      USE
                                      ---

          SECTION 7.1.  USE.  The Premises shall be used for the Use only, and
                        ---
for no other purpose.

          SECTION 7.2.  PROHIBITED USES.  Tenant shall not permit the Premises,
                        ---------------
or any portion thereof, to be used in such manner which impairs Landlord's right, title or interest in the Premises or any portion thereof, or in such manner which gives rise to a claim or claims of adverse possession or of a dedication of the Premises, or any portion thereof, for public use. Tenant shall not use or occupy the Premises or permit the Premises to be used or occupied contrary to any restrictive covenant existing on the Commencement Date, statute, rule, order, ordinance, requirement or government regulation applicable thereto or in any manner which would violate any certificate of occupancy affecting the same or which would render the insurance thereon void or the insurance risk more hazardous, or which would cause structural injury to the Building or cause the value or usefulness of the Premises or any part thereof to diminish or which would constitute a public or private nuisance or waste, and Tenant agrees that it will, promptly upon discovery of any such use, immediately notify Landlord and take all necessary steps to compel the discontinuance of such use.


                                  ARTICLE VIII
                                  ------------

               MAINTENANCE, REPAIRS AND REPLACEMENTS OF PREMISES
               -------------------------------------------------

          SECTION 8.1.  MAINTENANCE, REPAIRS AND REPLACEMENTS.
                        -------------------------------------

          A.   TENANT'S OBLIGATIONS.  Tenant agrees, at Tenant's sole cost and
               --------------------
expense, to
take good care of the Premises and keep same and all parts thereof, together with any and all alterations and additions thereto, in good order, condition and repair, suffering no waste or injury. Tenant shall, at its sole cost and expense, promptly make all necessary repairs and replacements, ordinary as well as extraordinary, foreseen as well as unforeseen, in and to any equipment now or hereafter located in the Premises, including without limitation, water, sewer, gas, HVAC and electricity connections, pipes, mains and all other fixtures, machinery, apparatus, equipment, overhead cranes and appurtenances now or hereafter belonging to, connected with or used in conjunction with the Premises. All such repairs and replacements shall be of first class quality and sufficient for the proper maintenance and operation of the Premises. Tenant shall keep and maintain the Premises safe, secure and clean, specifically including, but not by way of limitation, removal of waste and refuse matter. Tenant shall not permit anything to be done upon the Premises (and shall perform all maintenance and repairs thereto so as not) to invalidate, in whole or in part, or prevent the procurement of any insurance policies which may, at any time, be required under the provisions of this Lease. Tenant shall not obstruct or permit the obstruction of any parking area, adjoining street or sidewalk, provided, however, Tenant may utilize the parking areas as may be reasonably necessary in connection with any alterations to the Premises performed by Tenant pursuant to the terms of this Lease provided that Tenant shall not obstruct access to the Building or the parking areas and shall not unreasonably interfere with the use of the same by Landlord or third parties.

          B.  LANDLORD'S OBLIGATIONS.  Subject to the provisions of Articles X
              ----------------------
and XIII hereof, Landlord shall keep, maintain, repair and replace the roof and structural members of the Building and the parking lot, sidewalks and appurtenances thereto, including, as necessary, snow and ice removal and the cost thereof shall be deemed an Expense. Landlord shall commence repairs required by landlord under this Section 8.1.B. within thirty (30) days after receipt of written notice from Tenant and shall at all times thereafter diligently pursue completion of such repairs subject to actions of Tenant or any member of the Tenant Group and forces beyond the control of Landlord. In the event Landlord fails to perform its obligations under this Section 8.1.B., Tenant may perform such obligations and the cost thereof shall be promptly paid to Tenant by Landlord.

          SECTION 8.2.  GOVERNMENTAL REQUIREMENTS.  Except with respect to a
                        -------------------------
Pre-Existing Condition (defined in Section 30.1 D hereof), subject to Tenant's obligations set forth in Section 30.4 hereof, Tenant at its own cost and expense also shall promptly comply with any and all governmental requirement to or affecting the Premises or any part thereof, irrespective of the nature of the work required to be done, extraordinary as well as ordinary, whether or not the same involve or require any structural changes or additions in or to the Improvements and irrespective of whether or not such changes or additions be required on account of any particular use to which the Premises or any part thereof are being put. Included in the obligations set forth above, but not in limitation thereof, Tenant, at its own cost and expense, shall promptly comply with OSHA regulations relating to overhead cranes (CFR 1910-179(j)(2) and 184(d), CFR 1910-179(j)(3), CFR 1910-179(e)(1) through (4) and CFR 1910-
179(b)(5)).

          SECTION 8.3.  TENANT'S RESPONSIBILITIES.  Except as set forth in
                        -------------------------
Section 8.1B hereof, (i) Landlord shall not be required to furnish any services or facilities whatsoever to the Premises, and (ii) Tenant hereby assumes full and sole responsibility for condition, operation, repair, alteration, improvement, replacement, maintenance and management of the Premises.


                                  ARTICLE IX
                                  ----------

                              TENANT'S INSURANCE
                              ------------------

          SECTION 9.1.  COVERAGE REQUIRED.  Tenant shall procure and maintain,
                        -----------------
or cause to be maintained, at all times during the term of this Lease, at Tenant's sole cost and expense, and until each and every obligation of Tenant contained in the Lease has been fully performed, the types of insurance specified below, with insurance companies authorized to do business in the State of Illinois covering all operations under this Lease, whether performed by Tenant or by Contractors. For purposes of this Article IX, "Contractors" shall mean Tenant and contractors and subcontractors and materialmen or any tier providing services, material, labor, operation or maintenance on, about or adjacent to the Premises, whether or not in privity with Tenant, but excluding those retained by Landlord.

          A.  IN GENERAL.  Upon execution of the Lease, Tenant shall procure and
              ----------
     maintain the following kinds and amounts of insurance:

                    (i)    WORKER'S COMPENSATION AND OCCUPATIONAL HAZARD
                           ---------------------------------------------
          INSURANCE.  Worker's Compensation and Occupational Hazard Insurance,
          ---------
          in statutory amounts, covering all employees who provide a service under this Lease. Employer's liability coverage with limits of not less than $100,000 each accident or illness shall be included.
                    --------

                    (ii)   COMMERCIAL LIABILITY INSURANCE (PRIMARY AND
                           -------------------------------------------
          UMBRELLA).  Commercial Liability Insurance or equivalent with limits
          ---------
          of not less than $5,000,000 per occurrence, combined single limit, for
                           ----------
          bodily injury, personal injury, and property damage liability. Products/completed operation, independent contractors, broad form property damage and contractual liability (with no limitation) coverages are to be included. Landlord is to be named as additional insureds, on a primary, non-contributory basis for any liability, arising directly or indirectly from this Lease.

                    (iii)  AUTOMOBILE LIABILITY INSURANCE.  When any motor
                           ------------------------------
          vehicles are used in connection with this Lease, Tenant shall provide Automobile Liability Insurance with limits of not less than $1,000,000
                                                                      ----------
          per occurrence combined single limit, for bodily and property damage. Landlord is to be named as additional insureds on a primary non-contributory basis.

                    (iv)   CONTENTS INSURANCE.  Insurance against fire,
                           ------------------
          sprinkler leakage, vandalism, and the extended coverage perils for the full insurable value of all contents of Tenant within the Premises, and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises and business interruption insurance.

          B.  CONSTRUCTION.  During any construction performed by or on behalf
              ------------
     of Tenant, Tenant shall procure and maintain, or cause Contractors to maintain, the following kinds and amounts of insurance:

                    (i)    WORKER'S COMPENSATION AND OCCUPATIONAL HAZARD
                           ----------------------------------------------
          INSURANCE.  Worker's Compensation and Occupational Hazard Insurance,
          ---------
          in statutory amounts, covering all employees who are to provide a service under this construction. Employer's liability coverage with limits of not less than $500,000 for each accident or illness shall be
                                  --------
          included.

                    (ii)   COMMERCIAL LIABILITY INSURANCE (PRIMARY AND
                           -------------------------------------------
          UMBRELLA).  Commercial Liability Insurance or equivalent with limits
          ---------
          of not less than $5,000,000 per occurrence, combined single limit, for
                           ----------
          bodily injury, personal injury, and property liability. Products/completed operations, explosion, collapse, underground, independent contractors, broad form property damage and contractual liability coverages are to be included. Landlord is to be named as additional insureds on a primary non-contributory basis for any liability arising directly or indirectly from the Lease.

                    (iii)  AUTOMOBILE LIABILITY INSURANCE (PRIMARY AND
                           -------------------------------------------
          UMBRELLA).  When any motor vehicles are used in connection with work
          ---------
          to be performed, Tenant or contractor shall provide Automobile Liability Insurance with limits of not less than $1,000,000 per
                                                           ----------
          occurrence combined single limit, for bodily injury and property damage. Landlord is to be named as an additional insured on a primary non-contributory basis.

                    (iv)   ALL RISK BUILDERS RISK INSURANCE.  Tenant or
                           --------------------------------
          Contractor shall provide All Risk Blanket Builder's Risk Insurance to cover the materials, supplies, equipment, machinery and fixtures that are or will be part of the Project. Coverage extensions shall include the following: right to partial occupancy, material stored off-site and in-transit, boiler and machinery, earthquake, flood (including surface water backup), collapse, water damage, debris removal, faulty workmanship or materials, testing, mechanical-electrical breakdown and failure, deletion of freezing and temperature exclusions, business interruption, extra expense, loss of revenue, loss of rents and loss of use of property, as applicable, Landlord shall be named as loss payee.

                    (v)    PROFESSIONAL LIABILITY.  When any architects,
                           ----------------------
          engineers, or consulting firms perform work in connection with this Lease, Professional Liability Insurance shall be maintained with limits of $1,000,000. The policy shall have an extended reporting
                    ----------
          period of two (2) years. When policies are renewed or replaced, the policy retroactive date must coincide with, or precede, start of work.

          SECTION 9.2.  POLICIES.  All insurance policies shall be written
                        --------
with insurance companies and shall be in form reasonably satisfactory to Landlord. All insurance policies shall name Landlord as an additional insured and loss payee as their respective interests may appear and shall provide that they may not be terminated or adversely modified without thirty
(30) days' advance written notice to Landlord. The minimum limits of insurance specified in this Section shall in no way limit or diminish Tenant's liability under this Lease. Tenant shall furnish to Landlord, not less than fifteen (15) days prior to the date such insurance is first required to be carried by Tenant, and thereafter at least fifteen (15) days prior to the expiration of each such policy, true and correct photocopies of all insurance policies required under this Section, together with any amendments and endorsements to such policies, certificates of insurance, and such other evidence of coverages as Landlord may reasonably request, and evidence of payment of all premiums and other expenses owed in connection therewith. Upon Tenant's default in obtaining or delivering the policy for any such insurance or Tenant's failure to pay the charges therefor, Landlord may, at its option, on or after the tenth (10th) day after written notice thereof is given to Tenant, procure or pay the charges for any such policy or policies and the total cost and expense (including attorneys' fees) thereof shall be immediately paid by Tenant to Landlord as Additional Rent upon receipt of a bill therefor. Within thirty (30) days after demand by Landlord that the minimum amount of any coverage be so increased, Tenant shall furnish Landlord with evidence of Tenant's compliance with such demand.

          SECTION 9.3.    SUBROGATION.  Landlord and Tenant agree to have all
                          -----------
fire and extended coverage and material damage insurance which may be carried by either of them endorsed with a clause providing that any release from liability of or waiver of claim for recovery from the other party or any of the parties named in Section 9.2 above entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder, and providing further that the insurer waives all rights of subrogation which such insurer might have against the other party or any of the parties named in Section 9.2 above. Without limiting any release or waiver of liability or recovery contained in any other Section of this Lease but rather in confirmation and furtherance thereof, Landlord and any beneficiaries of Landlord waive all claims for recovery from Tenant, and Tenant waives all claims for recovery from Landlord, any beneficiaries of Landlord and the managing agent for the Project and their respective agents, partners and employees, for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance policies. Notwithstanding the foregoing or anything contained in this Lease to the contrary, any release or any waiver of claims shall not be operative, nor shall the foregoing endorsements be required, in any case where the effect of such release or waiver is to invalidate insurance coverage or invalidate the right of the insured to recover thereunder or increase the cost thereof (provided that in the case of increased cost the other party shall have the right, within ten (10) days following written notice, to pay such increased cost, thereby keeping such release or waiver in full force and effect).

          SECTION 9.4.  MISCELLANEOUS INSURANCE PROVISIONS.  Landlord and
                        ----------------------------------
Tenant further agree as follows:

          A. Tenant and Contractors expressly understand and agree that any insurance coverages and limits furnished by the Tenant and Contractors shall in no way limit the Tenant's and Contractor's liabilities and responsibilities specified under the Lease, or contracts executed relating to the Project, or by law.

          B. The failure of Landlord to obtain such evidence from Tenant or Contractors before permitting Tenant or Contractors to commence work shall not be deemed to be a waiver by Landlord, and Tenant or contractors shall remain under continuing obligation to maintain the insurance coverage.

          C. Any and all deductibles on referenced insurance coverages shall be borne by Tenant and Contractors.

          D. Tenant expressly understands and agrees that any insurance maintained by Landlord shall apply in excess of and not contribute with insurance provided by the Tenant or Contractor under the Lease.

          E. If Tenant or any Contractors desire additional coverage, higher limits of liability, or other modifications for their own protection, Tenant and such Contractors shall be responsible for the acquisition and cost of such additional protection.

          F. Tenant agrees, and shall cause each Contractor in connection with the Project to agree, that all insurers shall waive their rights of subrogation against Landlord.

          G. Tenant shall not violate or permit to be violated any of the conditions or provisions of any of the insurance policies, and Tenant shall so perform and satisfy or cause to be performed and satisfied the requirements of the companies writing such policies so that at all times companies of good standing, satisfactory to Landlord shall be willing to write and continue such insurance.

          H. Landlord shall not be limited in the proof of any damages which Landlord may claim against Tenant and Contractors arising out of or by reason of Tenant's and Contractor's failure to provide and keep in force insurance, as aforesaid, to the amount of the insurance premium or premiums not paid or incurred by Tenant and Contractors and which would have been payable under such insurance, but Landlord shall also be entitled to recover as damages for such breach the uninsured amount of any loss, to the extent of any deficiency in the insurance required by the provisions of this Lease, and damages, costs and expenses of suit suffered or incurred by reason of damage to, or destruction of, the Project or the Premises occurring during any period when Tenant or Contractors shall have failed or neglected to provide insurance as aforesaid.

          I. The insurance required by this Lease, at the option of Tenant or Contractors, may be effected by blanket or umbrella policies issued to Tenant or Contractors covering the Premises and other properties owned or leased by Tenant or Contractors, provided that the policies otherwise comply with the provisions of this Lease and allocate to the Premises the specified coverage, without possibility of reduction or coinsurance by reason of, or damage to, any other premises covered therein.

          J. All insurance companies shall have a Best rating of not less than A/VII, or an equivalent rating in the event Best ceases to exist or provide a rating.

          K. Tenant and Contractors shall provide and keep in force such other insurance in such amounts as may from time to time be reasonably required by Landlord against such other insurable hazards as at the time are commonly insured against in the case of prudent owners of properties similar to the Project and the Premises, and in that connection Landlord may require changes in the forms, types and amounts of insurance required pursuant to this Section or add to, modify or delete other requirements; and in any event, if under applicable law, rule, regulation or ordinance of any governmental authority, state or federal, having jurisdiction in the Premises, liability may be imposed upon Landlord on account of the use or operation of the Premises or the Project or other improvements, insurance within limits reasonably satisfactory to Landlord shall be maintained by Tenant and Contractors against any such liability.

          L. The required insurance to be carried shall not be limited by any limitations expressed in the indemnification language herein.


                                   ARTICLE X
                                   ---------

                             DAMAGE OR DESTRUCTION
                             ---------------------

          SECTION 10.1. TOTAL DAMAGE.  In the event that (a) the Premises are
                        ------------
made untenantable by fire or other casualty and Landlord shall decide not to restore or repair same, or (b) the Building is so damaged by fire or other casualty that Landlord shall decide to demolish or not rebuild the same, then, in any of such events, Landlord shall have the right to terminate this Lease by notice to Tenant given within ninety (90) days after the date of such fire or other casualty and the Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty. In the event the Premises are made untenantable by fire or other casualty and Landlord shall decide to rebuild and restore the same, this Lease shall not terminate and Landlord shall repair and restore the Premises at Landlord's expense within one hundred eighty (180) days after the date of such fire or other casualty, subject, however to (i) reasonable delays for insurance adjustments and (ii) delays caused by matters beyond Landlord's control, and Rent shall abate on a per diem basis during the period of reconstruction and repair.

          SECTION 10.2. PARTIAL DAMAGE.  In the event the Premises are
                        --------------
partially damaged by fire or other casualty but are not made wholly untenantable, then Landlord shall, except during the last year of the Term hereof, proceed with all due diligence to repair and restore the Premises, subject, however, to (i) reasonable delays for insurance adjustments, and (ii) delays caused by forced beyond Landlord's control. In such event, Rent shall abate in proportion to the non-useability of the Premises during the period while repairs are in progress unless such partial damages are due to the fault or neglect of Tenant. If the partial damage is the result of the fault or neglect of Tenant, Rent shall not abate during said period. If the Premises are made partially untenantable as aforesaid during the last six (6) months of the Term hereof, Landlord and Tenant shall have the right to terminate this Lease as of the date of fire or other casualty upon thirty (30) days' prior notice to the other party in which event, Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty.


                                  ARTICLE XI
                                  ----------

                                     LIENS
                                     -----

          SECTION 11.1. LIEN CLAIMS.  Tenant shall not do any act which shall
                        -----------
in any way encumber the title of Landlord in and to the Premises or the Building, nor shall any interest or estate of Landlord in the Premises or the Building be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant, and any claim to or lien upon the Premises or the Building arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall in all respects be subject and subordinate to the paramount title and rights of Landlord in and to the Premises or the Building. Tenant will not permit the Premises or the Building to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of sufferance of Tenant; provided, however that Tenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall first give to Landlord a surety bond reasonably acceptable to Landlord or an amount equal to one hundred twenty percent (120%) of the amount of the lien or claimed lien which, together with interest earned thereon, shall be held by Landlord as security to insure payment thereof and to prevent any sale, foreclosure or forfeiture of the Premises by reason of non-payment thereof. The amount so deposited with Landlord, if applicable, shall be held by Landlord in an account established at a federally insured banking institution until satisfactory removal of said lien or claim of lien. On any final determination of the lien or claim for lien, Tenant will immediately pay any judgment rendered, with all proper costs and charges, and will, at its own expense, have the lien released and any judgment satisfied. Should Tenant fail to diligently contest and pursue such lien contest, Landlord may, at its option, use the sums so deposited to discharge any such lien upon the renewal of such lien or encumbrance Landlord shall pay all such sums remaining on deposit to Tenant.

          SECTION 11.2. LANDLORD'S RIGHT TO CURE.  If Tenant shall fail to
                        ------------------------
contest the validity of any lien or claimed lien or fail to give security to Landlord to insure payment thereof, or shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, then Landlord may, at its election (but shall not be so required) remove or discharge such lien or claim for lien (with the right, in its discretion, to settle or compromise the same), and any amounts advanced by Landlord, including reasonable attorneys' fees, for such purposes shall be so much additional rent due from Tenant to Landlord at the next rent date after any such payment, with interest thereon at the Lease Interest Rate from the date so advanced.


                                  ARTICLE XII
                                  -----------

                               TENANT ALTERATIONS
                               ------------------

          SECTION 12.1. ALTERATIONS.  Tenant shall not at any time during the
                        -----------
Term of this Lease make any addition that will increase the size of the Premises. Notwithstanding the foregoing, Landlord will allow the expansion of the Premises into the parking lot in the form of an addition to the Building, subject to the approval of the Village of Oak Brook, Illinois ("VILLAGE"), and Landlord and Tenant reaching a subsequent agreement with respect to the area to be expanded, timing, notification, length of lease term upon expansion, payment of costs for such expansion and such other matters reasonably required to be resolved to the satisfaction of Landlord. In the event that Landlord and Tenant are unable to agree upon all such matters in their respective sole discretion, Tenant may not expand the Premises.

          Except as set forth in Article XXXV, Tenant shall not make alterations to the structural components of the Premises, alterations which affect the mechanical, electrical, plumbing, life safety or other systems in the Premises or alterations which cost in excess of $25,000.00 either individually or in the aggregate over a twelve (12) month period of time (hereinafter referred to as "MAJOR ALTERATIONS") without the advance written consent of Landlord, which consent may be granted or denied at Landlord's sole discretion. Tenant may make alterations to the Premises which are not Major Alterations (hereinafter referred to as "MINOR ALTERATIONS") without the prior written consent of Landlord. (Major Alterations and Minor Alterations are hereinafter collectively
referred to as "ALTERATIONS".)   An addition to or expansion of the Premises
shall be deemed to be a Major Alteration. No Alterations to the Premises for which Landlord's consent is required shall be commenced by Tenant until Tenant has furnished Landlord with a satisfactory certificate or certificates from an insurance company acceptable to Landlord, evidencing insurance coverage required under Section 9.2 hereof. Any Alterations by Tenant hereunder shall be done in a good and workmanlike manner in compliance with any legal requirements. Upon completion of any Major Alterations by Tenant hereunder, Tenant shall furnish Landlord with a copy of the "as built" plans covering such construction.
Tenant, at its sole cost and expense, will make all Alterations on the Premises which may be necessary by the act or neglect of any other person or corporation (public or private), except Landlord, its agents, employees or contractors. Before commencing any Major Alterations: (a) plans and specifications therefor, prepared by a licensed architect, shall be submitted to and approved by Landlord; (b) Tenant shall furnish to Landlord an estimate of the cost of the proposed work, certified by the architect who prepared such plans and specifications; (c) all contracts for any proposed work and Contractor's performing work shall be submitted to and approved by Landlord; (d) Tenant shall either furnish to Landlord a payment and performance bond from the Contractor in form and substance satisfactory to Landlord, or shall deposit an amount equal to 100% of the cost of completing the Alterations in an escrow reasonably satisfactory to Landlord to insure payment for the completion of all work free and clear of liens; (e) evidence of insurance as required by Article IX hereof; and (f) such other requirements as Landlord may reasonably require to be satisfied. Before commencing any Major Alterations and if requested by Landlord, Tenant shall provide Landlord with a written certification that the Major Alterations do not have any materially adverse environmental impact on the Premises. Prior to the commencement of any construction activity for which Landlord's consent shall be required, certificates of such insurance coverages shall be provided to Landlord and renewal certificates shall be delivered to Landlord prior to the expiration date of the respective policies.

          Notwithstanding the foregoing, no expansion of the Premises or Alterations of any kind shall be made which would (i) change the general use or structure of the Premises or any part thereof; (ii) decrease the size of the Premises or any part thereof; (iii) reduce or impair, to any material extent, the value, rentability or usefulness of the Premises or constitute waste; or
(iv) give to any owner, lessee or occupant of any other property or to any other person or corporation any easement, right-of-way or any other right over the Premises.

          Any Alterations shall be made with reasonable dispatch and in a good and workmanlike manner and in compliance with all applicable permits and authorizations and buildings and zoning laws and with all other legal requirements. If any work does not comply with the provisions of this Lease, Landlord may, by thirty (30) days' notice to Tenant, require that Tenant stop the work and take steps necessary to cause corrections to be made, or Landlord may, itself, perform the work, at Tenant's cost.

          SECTION 12.2. OWNERSHIP OF ALTERATIONS.  All Alterations (except
                        ------------------------
Tenant's Equipment, as defined in Section 19.2 hereof), put in at the expense of Tenant shall become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, or at Landlord's option, provided Landlord shall have advised Tenant in writing at the time of its consent to said Alteration is sought that same must be removed and restored to its original condition.

Notwithstanding the foregoing, Tenant shall remove the items described on EXHIBIT "E" attached hereto and by this reference made a part hereof upon the termination of the Lease and shall repair all damage to the Premises caused by such removal.

          SECTION 12.3. SIGNS.  Tenant shall not place any signs on any part
                        -----
of the Building or Land without the prior written consent of Landlord. Notwithstanding any of the immediately foregoing provisions of this Section 12.3, Tenant may place a lighted sign visible from the Tollway on the east side of the Premises and a building standard sign adjacent to the entrance to the Premises, provided that (i) the installation and dimensions of said signs are in strict accordance with applicable law, ordinances and Restrictions; (ii) Tenant continually maintains said signs in a first-class manner, (iii) Tenant, at Tenant's sole cost and expense, removes said signs at the expiration of the Term and restores the area in which said sign is placed to its condition prior to the installation of said signs, and (iv) Landlord approves the signs, which approval shall not be unreasonably withheld or delayed.

          SECTION 12.4. TENANT INDEMNITY.  Tenant hereby agrees to indemnify
                        ----------------
and hold the Landlord, its beneficiaries, shareholders, partners or members and their respective agents and employees harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said Alterations except to the extent the same arise out of Landlord's gross negligence or willful misconduct. Any mechanic's lien filed against the Premises for work claimed to have been furnished to Tenant shall be discharged of record by Tenant within ten (10) days thereafter, at Tenant's expense. Upon completing any Alterations, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All Alterations shall comply with all insurance requirements and with all ordinances and regulations of any pertinent governmental authority. All alterations and additions shall be constructed in a good and workmanlike manner and only good grades of materials shall be used.

          SECTION 12.5. ENVIRONMENTAL IMPACT.  Notwithstanding any other
                        --------------------
term, covenant or condition contained in this Lease, in the event that any Alteration has any material adverse environmental impact on the Premises, Landlord may deny the Tenant the right to proceed in Landlord's sole and absolute discretion.


                                  ARTICLE XIII
                                  ------------

                                  CONDEMNATION
                                  ------------

          SECTION 13.1. TAKING:  LEASE TO TERMINATE.  If a portion of the
                        ---------------------------
Building or the Premises shall be lawfully taken or condemned for any public or quasi-public use or purpose, or conveyed under threat of such condemnation and as a result thereof the Premises cannot be used for the same purpose and with the same utility as before such taking or conveyance, the Term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority, and without apportionment of the award. Tenant hereby assigns to Landlord, Tenant's interest in such award, if any. Current Rent shall be apportioned as of the date of such termination. If any part of the Building shall be so taken or condemned, or if the grade of any street or alley adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to demolish, substantially remodel, or restore the Building, the Landlord shall have the right to cancel this Lease upon not less than ninety (90) days' prior notice to the date of cancellation designed in the notice.

          SECTION 13.2. TAKING:  LEASE TO CONTINUE.  In the event only a part
                        --------------------------
of the Premises shall be taken as a result of the exercise of the power of eminent domain or condemned for a public or quasi-public use or purpose by any competent authority or sold to the condemning authority under threat of condemnation, and as a result thereof the balance of the Premises can be used for the same purpose as before such taking, sale or condemnation, this Lease shall not terminate and Landlord, at its sole cost and expense up to the amount of any condemnation award, shall, to the extent practical, promptly repair and restore the Premises, subject to extension due to delay because of changes, deletion or additions, acts of Tenant, strikes, lockouts, casualties, acts of God, war, fuel or energy shortages, material or labor shortages, governmental regulation or control, severe weather conditions or other causes beyond the actual control of Landlord and Landlord's receipt of insurance proceeds. Any award paid as a consequence of such taking, sale or condemnation, shall be paid to Landlord. Any sums not so disbursed shall be retained by Landlord. In the event of a taking of land only, this Lease shall not terminate and Landlord shall not be obligated to repair or restore the Premises.

          SECTION 13.3. TENANT'S CLAIM.  To the extent permitted by law and
                        --------------
subject to the rights of any lender with respect to the Premises, Tenant shall be allowed to pursue a claim against the condemning authority (hereinafter referred to as the "Tenant's Claim") that shall be independent of and wholly separate from any action, suit or proceeding relating to any award to Landlord for reimbursement of relocation expenses or for Tenant's Equipment and personal property, provided: (i) Tenant's Claim shall in no way limit, affect, alter or diminish in any kind or way whatsoever Landlord's award as a result of such taking, sale or condemnation; (ii) Tenant's Claim shall in no event include any claim for any interest in real property, it being expressly understood and agreed that all sums paid with respect to the real property interests taken, sold or condemned shall be the sole property of Landlord; and (iii) Tenant's Claim shall in no event be joined with Landlord's proceeding or argued or heard concurrently therewith and if the tribunal hearing Tenant's Claim orders such joinder, Tenant agrees to voluntarily dismiss Tenant's Claim without prejudice until such time as Landlord has received its award for such taking, sale or condemnation.g: Lease to Continue.


                                  ARTICLE XIV
                                  -----------

                       ASSIGNMENT -- SUBLETTING BY TENANT
                       ----------------------------------

          SECTION 14.1. NO ASSIGNMENT, SUBLETTING OR OTHER TRANSFER.  Tenant
                        -------------------------------------------
shall not assign this Lease or any interest hereunder, nor shall Tenant sublet in excess of 20,000 square feet of the Premises or permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant, without the express prior written consent of Landlord which consent shall not be unreasonably withheld. No assignment or subletting shall relieve Tenant of its obligations hereunder, and Tenant shall continue to be liable as a principal and not as a guarantor or surety, to the same extent as though no assignment or sublease had been made, unless specifically provided to the contrary in Landlord's consent. Consent by Landlord pursuant to this Article shall not be deemed, construed or held to be consent to any additional assignment or subletting, but each successive act shall require similar consent of Landlord. Landlord shall be reimbursed by Tenant for any costs or expenses incurred pursuant to any request by Tenant for consent to any such assignment or subletting. In the consideration of the granting or denying of consent, Landlord may, at its option, take into consideration: (i) the business reputation and credit worthiness of the proposed subtenant or assignee; (ii) any required alteration of the Premises; (iii) the intended use of the Premises by the proposed subtenant or assignee; and (iv) any other factors which Landlord shall deem relevant.

          SECTION 14.2. OPERATION OF LAW.  Tenant shall not allow or permit any
                        ----------------
transfer of this Lease, or any interest hereunder, by operation of law, or convey, mortgage, pledge or encumber this Lease or any interest hereunder; provided, however, that Tenant may enter into a mortgage of its leasehold interest hereunder in favor of Goldman Sachs in connection with providing security for a Tenant credit facility.

          SECTION 14.3. EXCESS RENTAL.  If Tenant shall, with Landlord's
                        -------------
prior consent as herein
required, sublet the Premises, an amount equal to fifty percent (50%) of the rental (after deducting reasonable actual costs of subletting) in excess of the Base Rent and any Additional Rent herein provided to be paid shall be for benefit of Landlord and shall be paid by Tenant to Landlord promptly when due under any such subletting as Additional Rent due hereunder.

          SECTION 14.4. MERGER OR CONSOLIDATION.  If Tenant is a corporation
                        -----------------------
whose stock is not publicly traded, any transaction or series of transactions (including, without limitation, any dissolution, merger, consolidation or other reorganization of Tenant, or any issuance, sale, gift, transfer or redemption of any capital stock of Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this Section 14. If Tenant is a partnership, any transaction or series of transactions (including without limitation any withdrawal or admittance of a partner or a change in any partner's interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this assignment of this Lease by Tenant subject to the provisions of this Section 14. If Tenant is a privately held corporation, a change or series of changes in ownership of stock which would result in direct or indirect change in ownership by the stockholders or an affiliated group of stockholders of less than fifty percent (50%) of the outstanding stock as of the date of the execution and delivery of this Lease shall not be considered a change of control. If Tenant is a publicly held corporation, any one or connected series of stock transactions which would result in direct or indirect change in ownership by the stockholders or an affiliated group of stockholders of greater than fifty percent (50%) of the outstanding stock as of the date of the execution and delivery of this Lease shall be considered a change of control. Notwithstanding the immediately foregoing, Tenant may, upon notice to, but without Landlord's consent, assign this Lease to any corporation resulting from a merger or consolidation of Tenant, provided that the total assets and the total net worth of such assignee after such consolidation or merger shall be in excess of the greater of (i) the net worth of Tenant immediately prior to such consolidation or merger, or (ii) the net worth of Tenant as of the date hereof, determined by generally accepted accounting principles and provided that Tenant is not at such time in default hereunder, and provided further that such successor shall execute an instrument in writing, acceptable to Landlord in its reasonable discretion, fully assuming all of the obligations and liabilities imposed upon Tenant hereunder and deliver the same to Landlord. Tenant shall provide in its notice to Landlord such information as may be reasonably required by Landlord to determine that the requirements of this Section 14.4 have been satisfied. As used in this Section 14.4, the term "control" means possession of the power to vote not less than a majority interest of any class of voting securities and partnership or limited liability company interests or to direct or cause the direction (directly or indirectly) of the management or policies of a corporation, or partnership or limited liability company through the ownership of voting securities, partnership interests or limited liability company interests, respectively.

          SECTION 14.5. UNPERMITTED TRANSACTION.  Any assignment, subletting,
                        -----------------------
use, occupancy, transfer or encumbrance of this Lease or the Premises without Landlord's prior written consent shall be of no effect and shall, at the option of Landlord, constitute a default under this Lease.

          SECTION 14.6. PERMITTED TRANSFERS.  Landlord's consent shall not be
                        -------------------
required for an assignment or sublet to a Tenant Successor or Tenant Affiliate (as such terms are hereinafter defined), and Landlord shall not terminate this Lease with respect to the Premises or any portion of the Premises as a result of such assignment or sublease to a Tenant Successor or Tenant Affiliate, as long as (i) Tenant gives reasonable prior notice to Landlord of the proposed assignment or sublease, (ii) if an assignment, such assignee assumes the obligations of Tenant under this Lease, and (iii) in the reasonable judgment of Landlord, such assignee or subtenant has a net worth (computed in accordance with generally accepted accounting principles) equal to or greater than the greater of the (y) net worth of the original named

Tenant at the time of such assignment or (z) the net worth of the original named Tenant at the date of execution of this Lease. As used herein, the term "Tenant Successor" shall mean any entity (i) which results from a merger or consolidation with the original Tenant under this Lease or (ii) which acquires all or substantially all of the assets of the original Tenant under this lease for a legitimate business purpose; and the term "Tenant Affiliate" shall mean any entity which is controlled by, controls, or is under common control with (A) the original Tenant named in this lease, or (B) a Tenant Successor. For purposes of the foregoing, the term "control" means the power to direct the management and policies of the subject entity, either directly or indirectly, whether through the ownership of voting securities or other beneficial interests or otherwise.


                                   ARTICLE XV
                                   ----------

                               ANNUAL STATEMENTS
                               -----------------

          SECTION 15.1. ANNUAL STATEMENTS.  Tenant agrees to furnish Landlord
                        -----------------
annually, within ninety (90) days of the end of such fiscal year with a copy of its annual audited statements, together with applicable footnotes and any other financial information reasonably requested by Landlord (hereinafter collectively referred to as, the "Financial Information") and agrees that Landlord may deliver such Financial Information to any mortgagee, prospective mortgagee or prospective purchaser of the Premises.


                                  ARTICLE XVI
                                  -----------

                            INDEMNITY FOR LITIGATION
                            ------------------------

          SECTION 16.1. INDEMNITY FOR LITIGATION.  Tenant agrees to pay, and
                        ------------------------
to indemnify and defend Landlord against, all costs and expenses (including reasonable attorney's fees) incurred by or imposed upon Landlord by or in connection with any litigation to which Landlord becomes or is made a party without fault on its part and arising out of or in any way connected with this Lease or Tenant's use and occupancy of the Premises, whether commenced by or against Tenant, or any other person or entity or that may be incurred by Landlord in enforcing any of the covenants and agreements of this Lease with or without the institution of any action or proceeding relating to the Premises or this Lease, or in obtaining possession of the Premises after an Event of Default hereunder or upon expiration or earlier termination of this Lease. The foregoing notwithstanding, Tenant's responsibility under this Section 16.1 to pay Landlord's costs and expenses (including reasonable attorneys' fees) shall not extend to such costs and expenses incurred in defending an action brought by Tenant to enforce the terms of this Lease in which there is a court determination that Landlord failed to perform its obligations under this Lease. The provisions of this Section 16.1 shall survive the expiration or earlier termination of this Lease.


                                  ARTICLE XVII
                                  ------------

                             ESTOPPEL CERTIFICATES
                             ---------------------

          SECTION 17.1. ESTOPPEL CERTIFICATE.  Tenant agrees that on the
                        --------------------
Commencement Date and at any time and from time to time thereafter, upon not less than ten business (10) days' prior written request by Landlord, it will execute, acknowledge and deliver to Landlord, or Landlord's mortgagee to the extent factually accurate, a statement in writing in the form of EXHIBIT "C" attached hereto and by this reference incorporated herein; provided, however, that Tenant agrees to certify to any prospective purchaser or mortgagee any other reasonable information specifically requested by such prospective purchaser or mortgagee.


                                 ARTICLE XVIII
                                 -------------

                             INSPECTION OF PREMISES
                             ----------------------

          SECTION 18.1. INSPECTIONS.  Tenant agrees to permit Landlord and
                        -----------
any authorized representatives of Landlord, to enter the Premises at all reasonable times on reasonable advance notice, except in the case of emergency, for the purpose of inspecting the same. Any such inspections shall be solely for Landlord's purposes and may not be relied upon by Tenant or any other person. Tenant shall have the right to have one of Tenant's agents or employees escort Landlord during any inspection hereunder.

          SECTION 18.2. SIGNS.  Tenant agrees to permit Landlord and any
                        -----
authorized representative of Landlord to enter the Premises at all reasonable times during business hours on reasonable advance notice to exhibit the same for the purpose of sale, mortgage or lease, and during the final nine month period of the Term hereof or any extension thereof, Landlord may display on the Premises customary "For Sale" or "For Rent" signs. Tenant shall have the right to have one of Tenant's agents or employees escort Landlord during any inspection hereunder.


                                  ARTICLE XIX
                                  -----------

                                    FIXTURES
                                    --------

          SECTION 19.1. BUILDING FIXTURES.  All improvements and all
                        -----------------
plumbing, heating, lighting, electrical and air conditioning fixtures and equipment, and other articles of personal property used in the operation of the Premises (as distinguished from operations incident to the business of Tenant), whether or not attached or affixed to the Premises ("Building Fixtures"), shall be and remain a part of the Premises and shall constitute the property of Landlord.

          SECTION 19.2. TENANT'S EQUIPMENT.  All of Tenant's trade fixtures
                        ------------------
and all personal property, fixtures, apparatus, machinery and equipment now or hereafter located upon the Premises, other than Building Fixtures, including, but not limited to the items set forth on EXHIBIT "E" attached hereto, shall be and remain the personal property of Tenant, and the same are herein referred to as "Tenant's Equipment."

          SECTION 19.3. REMOVAL OF TENANT'S EQUIPMENT.  Tenant's Equipment
                        -----------------------------
may be removed from time to time by Tenant; provided, however, that if such removal shall injure or damage the Premises, Tenant shall repair the damage and place the Premises in the same condition as it would have been if such Tenant's Equipment had not been installed.


                                   ARTICLE XX
                                   ----------

                                    DEFAULT
                                    -------

          SECTION 20.1. EVENTS OF DEFAULT.  Tenant agrees that any one or
                        -----------------
more of the following events shall be considered "Events of Default" as said term is used herein:

               (a) If an order, judgment or decree shall be entered by any court adjudicating Tenant a bankrupt or insolvent, or approving a petition seeking reorganization of Tenant or appointing a receiver, trustee or liquidator of Tenant, or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days; or

               (b) Tenant shall file an answer admitting the material allegations of a petition filed against Tenant in any bankruptcy, reorganization or insolvency proceeding or under any laws relating to the relief of debtors, readjustment or indebtedness, reorganization, arrangements, composition or extension; or

               (c) Tenant shall make any general assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver, trustee or liquidator of Tenant, or any of the assets of Tenant; or

               (d) Tenant shall file a voluntary petition in bankruptcy, or shall admit in writing its inability to pay its debts as they come due, or shall file a petition or an answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law; or

               (e) A decree or order appointing a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated within sixty (60) days from the date of entry or granting thereof; or

               (f) Tenant shall abandon the Premises during the Term hereof; or

               (g) Tenant shall default in making any payment of Rent or other payment required to be made by Tenant hereunder when due as herein provided and Tenant does not cure such default within three (3) days after written notice from Landlord; provided, however, in the event that Landlord gives Tenant more than two notices pursuant to this Section during any twelve month period of time, no further notices shall be required to be delivered to Tenant pursuant to this Section 20.1 (g) and it shall be an Event of Default if the referenced amounts are not paid when due; or

               (h) Tenant shall be in default in the performance of or compliance with any of the agreements, terms, covenants or conditions in this Lease other than those referred to in the foregoing subparagraphs (a) through (g) of this Section for a period of twenty (20) days after written notice from Landlord to Tenant specifying the items in default, or in the case of a default which cannot, with due diligence, be cured within said twenty (20)-day period, Tenant fails to proceed within said twenty (20) day-period to cure the same and thereafter to prosecute the curing of such default with due diligence (it being intended in connection with a default not susceptible of being cured with due diligence within said twenty (20)- day period that the time of Tenant within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence).

          Upon the occurrence of any one or more of such Events of Default, Landlord may at its election terminate this Lease or terminate Tenant's right to possession only, without terminating this Lease. Upon termination of this Lease or of Tenant's right to possession, Tenant shall immediately surrender possession and vacate the Premises, and deliver possession thereof to Landlord, and Landlord or Landlord's agents may immediately or any time thereafter without notice, re-enter the Premises and remove all persons and all or any property therefrom, either by any suitable action or proceeding at law or equity, without being liable in indictment, prosecution or damages, therefor, and repossess and enjoy the Premises, together with the right to receive all income of, and from, the Premises.

          If Landlord elects to terminate Tenant's right to possession only, without terminating this Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as hereinabove provided, without such entry and possession terminating this Lease or releasing Tenant, in whole or in part, from Tenant's obligations to pay the Rent hereunder for the full Term or from any other obligations of Tenant under this Lease. Landlord shall use commercially reasonably efforts to relet all or any part of the Premises for such rent and upon terms as are commercially reasonable (including the right to relet the Premises for a term greater or lesser than that remaining of the Term of premises and the right to relet the Premises as a part of a larger area, the right to change the character or use made of the Premises and the right to grant concessions of free rent). For the purpose of such reletting, Landlord may decorate or make any repairs, changes, alterations, or additions in or to the Premises that may be necessary or desirable. If Landlord is unable to relet the Premises after using such commercially reasonably efforts to do so, Landlord shall have the right to terminate this Lease, in which event, Tenant shall pay to Landlord liquidated damages (because the parties hereto recognize that as of the date hereof actual damages are not ascertainable and are of imprecise calculation and not as a penalty) equal to sixty percent (60%) of the Rent, and other sums provided herein to be paid by Tenant for the remainder of the Term. If the Premises are relet and sufficient sums shall not be realized from such reletting after payment of all expenses of such decorations, repairs, changes, alterations, additions and the expenses of repossession and such reletting, and the collection of the Rent herein provided and other payments required to be made by Tenant under the provisions of this Lease for the remainder of the Term of this Lease then, in such event, Tenant shall pay to Landlord on demand any such deficiency and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section from time to time, and all costs and expenses of Landlord, including attorneys' fees, incurred in connection with any such suit shall be paid by Tenant.

          SECTION 20.2. WAIVERS.  Tenant hereby expressly waives, so far as
                        -------
permitted by law, the service of any notice of intention to re-enter provided for in any statute, and except as is herein otherwise provided. The terms "enter," "re-enter," "entry" or "re-entry" as used in this Lease are not restricted to their technical legal meanings.

          SECTION 20.3. BANKRUPTCY.  If Landlord shall not be permitted to
                        ----------
terminate this Lease, as provided in this Article XX because of the provisions of the United States Code relating to Bankruptcy, as amended (the "Bankruptcy Code"), then Tenant as a debtor-in-possession or any trustee for Tenant agrees promptly, within no more than sixty (60) days after the filing of the bankruptcy petition, to assume or reject this Lease. In such event, Tenant or any trustee for Tenant may only assume this Lease if: (a) it cures or provides adequate assurances that the trustee will promptly cure any default hereunder; (b) compensates or provides adequate assurance that Tenant will promptly compensate Landlord of any actual pecuniary loss to Landlord resulting from Tenant's default; and (c) provides reasonably adequate assurance of performance during the fully stated term hereof of all of the terms, covenants, and provisions of this Lease to be performed by Tenant. In no event after the assumption of this Lease shall any then-existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein. Adequate assurance of performance of this Lease, as set forth hereinabove, shall include, without limitation, adequate assurance (i) of the source of rent reserved hereunder; and (ii) that the assumption of this Lease will not breach any provision hereunder.

          If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment, setting forth: (i) the name and address of such person; (ii) all of the terms and conditions of such offer; and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under the Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, shall be given to Landlord by the Tenant no later than twenty (20) days after receipt by the Tenant but in any event no later than ten (10) days prior to the date that the Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to the Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

          If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code any and all monies or other considerations payable or otherwise to be delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of the Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting the Landlord's property under the preceding sentence not paid or delivered to the Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid to the Landlord.

          Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be conclusively deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption. Any such assignee shall be permitted to use the Leased Premises only for the Use.

          Nothing contained in this Section shall, in any way, constitute a waiver of the provisions of Article XIV of this Lease relating to alienation. Tenant shall not, by virtue of this Section, have any further rights relating to assignment other than those granted in the Bankruptcy Code. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purpose of Section 501(b)(6) or any successive section of the Bankruptcy Code.


                                  ARTICLE XXI
                                  -----------

                  LANDLORD'S PERFORMANCE OF TENANT'S COVENANTS
                  --------------------------------------------

          SECTION 21.1. LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS.  In
                        ------------------------------------------------
the event Tenant shall fail to maintain any insurance required to be paid by it under the terms hereof, or in an Emergency Situation or upon occurrence of an Event of Default, Landlord may (but shall not be obligated so to do), and without waiving or releasing Tenant from any obligation of Tenant hereunder, make any payment or perform any other act which Tenant is obligated to make or perform under this Lease in such manner and to such extent as Landlord may deem desirable; and in so doing Landlord shall also have the right to enter upon the Premises for any purpose reasonably necessary in connection therewith and to pay or incur any other necessary and incidental costs and expenses, including reasonable attorneys' fees. All sums so paid and all liabilities so incurred by Landlord, together with interest thereon at the rate per annum which is the lesser of (i) the Lease Interest Rate or (ii) the highest rate permitted by law shall be deemed Additional Rent hereunder and shall be payable to Landlord upon demand as Additional Rent. Landlord shall use reasonable efforts to give prior notice (which may be oral) of its performance, if reasonably feasible under the circumstances. The performance of any such obligation by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same.
Inaction of Landlord shall never be considered as a waiver of any right accruing to it pursuant to this Lease. Landlord, in making any payment hereby authorized: (a) relating to Taxes, may do so according to any bill, statement or estimate, without inquiry into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; (b) for the discharge, compromise or settlement of any lien, may do so in such amounts and to such persons as Landlord reasonably may deem appropriate; or (c) in connection with the completion of construction of improvements to the Premises or the repair, maintenance or the payment of operating costs thereof, may do so in such amounts and to such persons as Landlord reasonably may deem appropriate. Nothing contained herein shall be construed to require Landlord to advance monies for any purpose. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any other occupant of the Premises or any part thereof, by reason of making repairs or the performance of any work on the Premises or on account of bringing materials, supplies and equipment into or through the Premises during the course thereof and the obligations of Tenant under this Lease shall not thereby be affected in any manner. In doing so, however, Landlord shall use reasonable efforts not to interfere with the normal operation of the Premises. The term "EMERGENCY SITUATION" shall mean a situation which has caused or is likely to cause bodily injury to persons, contamination of or material physical damage to the Premises or adjoining property or economic liability or criminal jeopardy to Landlord. Tenant shall have the right to have one of Tenant's agents or employees escort Landlord during any entry hereunder.


                                  ARTICLE XXII
                                  ------------

                              EXERCISE OF REMEDIES
                              --------------------

          SECTION 22.1. CUMULATIVE REMEDIES.  No remedy contained herein or
                        -------------------
otherwise conferred upon or reserved to Landlord, shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given herein, now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and as often as occasion may arise or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein.

          SECTION 22.2. NO WAIVER.  No waiver of any breach of any of the
                        ---------
covenants of this Lease shall be construed, taken or held to be a waiver of any other breach, or a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Landlord of any payment of Rent or other sums payable hereunder after the termination by Landlord of this Lease or of Tenant's right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Landlord, be deemed to restore this Lease or Tenant's right to possession hereunder, as the case may be, but shall be construed as a payment on account and not in satisfaction of damages due from Tenant to Landlord. Receipt of Rent by Landlord, with knowledge of any breach of this Lease by Tenant or of any default by Tenant in the observance or performance of any of the conditions or covenants of this Lease, shall not be deemed to be a waiver of any provision of this Lease.

          SECTION 22.3. EQUITABLE RELIEF.  In the event of any breach or
                        ----------------
threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or reasonably threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.


                                 ARTICLE XXIII
                                 -------------

                           SUBORDINATION TO MORTGAGES
                           --------------------------

          SECTION 23.1. SUBORDINATION.  Landlord may execute and deliver a
                        -------------
mortgage or trust deed in the nature of a mortgage (both sometimes referred to as "Mortgage") against the Premises or any portion thereof. This Lease and the rights of Tenant hereunder, shall automatically, and without the requirement of the execution of any further documents, be and are hereby made expressly subject and subordinate at all times to the lien of any Mortgage now or hereafter encumbering any portion of the Project, and to all advances made or hereafter to be made upon the security thereof; provided, however, the holder of said Mortgage agrees in writing not to disturb the rights of Tenant under this Lease so long as Tenant is not in default hereunder. Notwithstanding the foregoing, Tenant agrees to execute and deliver such instruments subordinating this Lease to the lien of any such Mortgage as may be reasonably requested in writing by Landlord from time to time. Notwithstanding anything to the contrary contained herein, any mortgagee under a Mortgage may, by notice in writing to the Tenant, subordinate its Mortgage to this Lease.

          SECTION 23.2. MORTGAGE PROTECTION.  Tenant agrees to give the holder
                        -------------------
of any Mortgage, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such mortgagee and containing a request therefor. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then said mortgagee shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary, if, within such thirty (30) days, any mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure). Such period of time shall be extended by any period within which such mortgagee is prevented from commencing or pursuing such foreclosure proceedings by reason of Landlord's bankruptcy. Until the time allowed as aforesaid for said mortgagee to cure such defaults has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of default. This Lease may not be modified or amended so as to reduce the Rent or shorten the Term, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be cancelled or surrendered, without the prior written consent, in each instance, of the mortgagee.


                                  ARTICLE XXIV
                                  ------------

                              INDEMNITY AND WAIVER
                              --------------------

          SECTION 24.1. INDEMNITY.  Tenant shall not do or permit any act or
                        ---------
thing to be done or omit to do any act or thing upon the Premises which may subject Landlord to any liability or responsibility for injury, damage to persons or property, or to any liability by reason of any violation of applicable laws and shall exercise such control over the Premises so as to fully protect Landlord against any such liability. Tenant shall defend, indemnify and save Landlord, and any official, agent, beneficiary, contractor, director, employee, lessor, mortgagee, officer, parent, partner, shareholder and trustee of Landlord (each an "INDEMNIFIED PARTY") representatives, successors and assigns harmless from and against any and all liabilities, suits, judgments, settlements, obligations, fines, damages, penalties, claims, costs, charges and expenses, including, without limitation, engineers', architects' and attorneys' fees, court costs and disbursements, which may be imposed upon or incurred by or asserted against any Indemnified Party (other than due to the negligence or willful misconduct of Landlord) by reason of any of the following occurring during or after (but attributable to a period of time falling within) the Term:

          A. any demolition or razing or construction of any improvements or any other work or thing done in, on or about the Premises or any part thereof by Tenant or any member of the

     Tenant Group (defined below), including any claim that such work constitutes "public works";

          B. any use, nonuse, possession, occupation, alteration, repair, condition, operation, maintenance or management of the Premises or any part thereof or of any tunnel, creek, ditch, detention area, sidewalk, curb or vault adjacent thereto by Tenant or any member of the Tenant Group;

          C. any negligent act or omission or willful misconduct on the part of Tenant or any member of the Tenant Group;

          D. any accident, injury (including death) or damage to any person or property occurring in, on or about the Premises or any part thereof or in, on or about any tunnel, creek, ditch, detention area, sidewalk, curb or vault adjacent thereto as a result of the act or neglect of Tenant or any member of the Tenant Group;

          E. any failure to perform or comply with any of the covenants, agreements, terms or conditions in this Lease on Tenant's part to be performed or complied with (other than the payment of money);

          F. any lien or claim which may be alleged to have arisen against or on the Premises, or any lien or claim which may be alleged to have arisen out of this Lease and created or permitted to be created by Tenant or any member of the Tenant Group against any assets of Landlord, or any liability which may be asserted against Landlord with respect thereto;

          G. any failure on the part of Tenant to keep, observe and perform any of the terms, covenants, agreements, provisions, conditions or limitations contained in the contracts and agreements affecting the Premises on Tenant's part to be kept, observed or performed; and

          H.  any contest permitted pursuant to the provisions of this Lease.

          No agreement or covenant of Tenant in this Section 24.1 shall be deemed to exempt Landlord from, and Tenant's obligations under this Section 24.1 shall not include liability or damages for injury to persons or damage to property caused by or resulting from the negligence of Landlord, its agents or employees.

          The obligations of Tenant under this Section 24.1 shall not be affected in any way by the absence in any case of covering insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under insurance policies affecting the Premises or any part thereof.

          SECTION 24.2. WAIVER OF CLAIMS.  Tenant waives all claims it may
                        ----------------
have against Landlord and Landlord's agents for damage or injury to person or property sustained by Tenant or any persons claiming through Tenant or by any occupant of the Premises, or by any other person, resulting from any part of the Premises becoming out of repair, or resulting from any accident on or about the Premises or resulting directly or indirectly from any act or neglect of any person, except as a result of Landlord's negligence, willful misconduct or willful breach of this Lease. This Section 24.2. shall include, but not by way of limitation, damage caused by water, snow, frost, steam, excessive heat or cold, sewage, gas, odors or noise, or caused by bursting or leaking pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Tenant or of any other person, and whether such damage be caused or result from anything or circumstance above mentioned or referred to, or to any other thing or circumstance whether of a like nature or of a wholly different nature. All Tenant's Equipment and other personal property belonging to Tenant or any occupant of the Premises that is in or on any part of the Premises shall be there at the risk of Tenant or of such other person only, and Landlord shall not be liable for any damage thereto (except as a result of Landlord's negligence or willful misconduct) or for the theft or misappropriation thereof.


                                  ARTICLE XXV
                                  -----------

                                   SURRENDER
                                   ---------

          SECTION 25.1. CONDITION.  Upon the termination of this Lease
                        ---------
whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises to Landlord, broom clean, in good order, condition and repair, reasonable wear and tear excepted. "Broom clean" means free from all debris, dirt, rubbish, personal property of Tenant, oil, grease, tire tracks or other substances, inside and outside of the Improvements and on the grounds comprising the Premises. Any damage caused by removal of Tenant from the Premises, including any damages caused by removal of Tenant's Equipment as defined above, shall be repaired and paid for by Tenant prior to the expiration of the Term.

          All Alterations temporary or permanent, excluding Tenant's Equipment and the items described on EXHIBIT "E" hereto, in or upon the Premises placed there by Tenant, shall become Landlord's property and shall remain upon the Premises upon such termination of this Lease by lapse of time or otherwise, without compensation or allowance or credit to Tenant, unless Landlord requests their removal. If Landlord so requests removal of said additions, hardware, Alterations or improvements and Tenant does not make such removal by the termination of this Lease, or within ten (10) days after such request, whichever is later, Landlord may remove the same and deliver the same to any other place of business of Tenant or warehouse same, and Tenant shall pay the cost of such removal, delivery and warehousing to Landlord on demand.

          SECTION 25.2. REMOVAL OF TENANT'S EQUIPMENT.  Upon the termination
                        -----------------------------
of this Lease by lapse of time, or otherwise, Tenant may remove Tenant's Equipment provided, however, that Tenant shall repair any injury or damage to the Premises which may result from such removal. If Tenant does not remove Tenant's Equipment from the Premises prior to the end of the Term, however ended, Landlord may, at its option, remove the same and deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the cost of such removal (including the repair of any injury or damage to the Premises resulting from such removal), delivery and warehousing to Landlord on demand, or Landlord may treat tenant's equipment as having been conveyed to Landlord with this Lease as a Bill of Sale, without further payment or credit by Landlord to Tenant.

          SECTION 25.3. HOLDOVER.  If Tenant retains possession of the
                        --------
Premises or any part thereof after the termination of the Term, by lapse of time and otherwise, then Tenant shall pay to Landlord monthly rent, at double the rate payable for the month immediately preceding said holding over (including increases for additional rent which Landlord may reasonably estimate), computed on a per-month basis, for each month or part thereof (without reduction for any such partial month) that Tenant thus remains in possession, and in addition thereto, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's retention of possession. Alternatively, in the event that Tenant retains possession of the Premises or any part thereof after termination of the Term, by lapse or otherwise, for a period of more than thirty
(30) days, at the election of Landlord expressed in a written notice to Tenant and not otherwise, such retention of possession shall constitute a renewal of this Lease for six (6) months, at a rental equal to one hundred twenty percent (120%) of the Rent during the previous year. The provisions of this paragraph do not exclude the Landlord's rights of re-entry or any other right hereunder. Any such extension or renewal shall be subject to all other terms and conditions herein contained.

                                  ARTICLE XXVI
                                  ------------

                          COVENANT OF QUIET ENJOYMENT
                          ---------------------------

          SECTION 26.1. COVENANT OF QUIET ENJOYMENT.  Landlord covenants that
                        ---------------------------
Tenant, on paying the Rent and all other charges payable by Tenant hereunder, and on keeping, observing and performing all the other terms,covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, all of which obligations of Tenant are independent of Landlord's obligations hereunder, shall, during the Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreement hereof free from hindrance by Landlord or any person claiming by, through or under Landlord.


                                 ARTICLE XXVII
                                 -------------

                                  NO RECORDING
                                  ------------

          SECTION 27.1. NO RECORDING.  This Lease shall not be recorded.
                        ------------


                                ARTICLE XXVIII
                                --------------

                                    NOTICES
                                    -------

          SECTION 28.1. NOTICES.  All notices, consents, approvals to or
                        -------
demands upon or by Landlord or Tenant desired or required to be given under the provisions hereof, shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been duly and sufficiently given if a copy thereof has been personally served, forwarded by expedited messenger or recognized overnight courier service with evidence of delivery or mailed by United States registered or certified mail in an envelope properly stamped and addressed to Tenant at Tenant's Mailing Address, or at such other address as Tenant may theretofore have furnished by written notice to Landlord. Any notices or demands from Tenant to Landlord shall be deemed to have been duly and sufficiently given if forwarded by expedited messenger or recognized overnight courier service with evidence of delivery or mailed by United States registered or certified mail in an envelope properly stamped and addressed to Landlord at Landlord's Mailing Address, with a copy to Mark S. Richmond, Katz Randall & Weinberg, 333 West Wacker Drive, Suite 1800, Chicago, Illinois 60606, or at such other address as Landlord may theretofore have furnished by written notice to Tenant. The effective date of such notice shall be the date of actual delivery, except that if delivery is refused, the effective date of notice shall be the date delivery is refused.


                                  ARTICLE XXIX
                                  ------------

                            COVENANTS RUN WITH LAND
                            -----------------------

          SECTION 29.1. COVENANTS.  All of the covenants, agreements,
                        ---------
conditions and undertakings in this Lease contained shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named, and shall be construed as covenants running with the Land, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

          SECTION 29.2. RELEASE OF LANDLORD.  The term "Landlord", as used in
                        -------------------
this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of title to the Premises, and in the event of any transfer or transfers of the title, Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee.


                                 ARTICLE XXX
                                 -----------

                             ENVIRONMENTAL MATTERS
                             ---------------------

          SECTION 30.1. DEFINED TERMS.
                        -------------

          A. The term "HAZARDOUS MATERIALS", when used herein, shall include, but shall not be limited to, any substances, materials or wastes that are regulated by any local governmental authority, the state where the Premises or the Project is located, or the United States of America because of toxic, flammable, explosive, corrosive, reactive, radioactive or other properties that may be hazardous to human health or the environment, including without limitation, above or underground storage tanks, flammables, explosives, radioactive materials, radon, petroleum and petroleum products, petroleum products (other than petroleum products that are normally contained in motor vehicles to the extent such products are not released), urea formaldehyde foam insulation, methane, lead-based paint, polychlorinated biphenyl compounds, hydrocarbons or like substances and their additives or constituents, pesticides and any other special, toxic or hazardous materials, wastes, substances or materials of any kind, including without limitation, those now or hereafter defined, determined or identified as "hazardous substances," "hazardous materials," "toxic substances" or "hazardous wastes" in any Environmental Law.

          B. "ENVIRONMENTAL LAW" shall mean any Federal, state or local law, statute, ordinance, code, rule, regulation, policy, common law, license, authorization, decision, order, injunction, which pertains to health, safety, any Hazardous Material, or the environment (including but not limited to ground or air or water or noise pollution or contamination, and underground or above-ground tanks) and shall include, without limitation, the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. (S)6901 et seq., as amended by the
                                             -------
Hazardous and Solid Waste Amendments of 1984; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S)9601 et seq.
                                                                    -------
("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Hazardous Materials Transportation Act, 49 U.S.C. (S)1801 et
                                                                             --
seq.; the Federal Water Pollution Control Act, 33 U.S.C. (S)1251 et seq.; the
----                                                             -------
Clean Air Act, 42 U.S.C. (S)7401 et seq.; the Toxic Substances Control Act, 15
                                 -------
U.S.C. (S)2601 et seq.; the Safe Drinking Water Act, 42 U.S.C. (S)300f et seq.;
               -------                                                 -------
the Illinois Environmental Protective Act, 415 ILCS 4/1 et seq.; the Municipal
                                                        -------
Code of the City of Chicago; the Clean Air Act (42 U.S.C. (S)7401 et seq.,
                                                                  -------
"CAA"); the Rivers and Harbors Act, (33 U.S.C. (S)401 et seq., "RHA"); the
                                                      -------
Emergency Planning and Community Right-to-Know Act of 1986 (41 U.S.C. 11001 et
                                                                            --
seq., "EPCRA"), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C.
----
136 to 136y); the Oil Pollution Act of 1990 (33 U.S.C. 2701 et seq., "OPA"); and
                                                            -------
the Occupational Safety and Health Act (29 U.S.C. 651 et seq., "OSHA"); and any
                                                      -------
other local, state or federal environmental statutes, and all rules, regulations, orders and decrees now or hereafter promulgated under any of the foregoing, as any of the foregoing now exist or may be changed or amended or come into effect in the future.

          C. "ENVIRONMENTAL CLAIM" shall mean and include any demand, notice of violation, inquiry, cause of action, proceeding or suit for damages (including reasonable attorneys' and experts' fees), losses, injuries to person or property, damages to natural resources, fines, penalties, interest, cost recovery, compensation, or contribution resulting from or in any way arising in connection with any Hazardous Material or any Environmental Law.

          D. "PRE-EXISTING CONDITION" shall mean the presence of any Hazardous Material on the Premises, to the extent such Hazardous Material was not introduced onto the Premises after the Commencement Date.

          E. "ENVIRONMENTAL CONDITION" shall mean the existence of any Hazardous Material on the Premises other than a Pre-Existing Condition, (i) in violation of, or requiring cleanup under, any Environmental Law or the provisions of this Article XXX; or (ii) which subjects Landlord to liability for any Environmental Claim or which must be remediated to prevent Landlord from incurring liability as a result of such Environmental Claim.

          F. "ENVIRONMENTAL REMEDIATION" shall mean any investigative, cleanup, removal, containment, remedial or other action relating to an Environmental Condition (i) required pursuant to any Environmental Law, or (ii) necessary to prevent Landlord from incurring, or relieve Landlord from, liability as a result of an Environmental Claim.

          G. "REMEDIATING PARTY" shall mean that party which has elected (or is deemed to have elected) to perform any Environmental Remediation.

          H. "TENANT GROUP" shall mean any of all of Tenant's agents, employees, representatives, contractors, workmen, mechanics, suppliers, customers, guests, licensees, invitees, sublessees, assignees and all of their respective successors and assigns or any party claiming by, through or under any of them.

          SECTION 30.2. TENANT'S COVENANTS WITH RESPECT TO ENVIRONMENTAL
                        ------------------------------------------------
MATTERS.  During the Term, Tenant, at its sole cost and expense, shall:
-------

          A. comply with all Environmental Laws relating to the use and operation of the Premises;

          B. keep the Premises free of Hazardous Materials (except for Pre-Existing Conditions except to the extent the same are known to and exacerbated by Tenant or any member of the Tenant Group);

          C.   not exacerbate a known Pre-Existing Condition;

          D.   in the case of an Environmental Condition:

               (1) promptly, but not later than three (3) business days after the discovery of an Environmental Condition, notify Landlord of the Environmental Condition;

               (2) furnish a letter of credit, personal guaranty, escrow of funds or other security reasonably acceptable to Landlord to secure performance of Environmental Remediation and to assure Landlord that all necessary funds are readily available to Landlord to pay the costs and expenses of Environmental Remediation;

               (3) submit to Landlord for review and approval prior to commencement of any Environmental Remediation, a proposed scope of work and timetable therefor, and provide Landlord with a cost estimate for same;

               (4) diligently perform Environmental Remediation, as approved by Landlord;

               (5) submit to Landlord in a timely manner for review and comment the documentation and information required by Sections 30.5 and 30.6 relating to each phase of the Environmental Remediation; and

               (6) comply with applicable release reporting requirements and provide Landlord with any information necessary to comply;

          E. not install or operate any above or below ground tank, sump, pit, pond, lagoon or other storage or treatment vessel or device on the Premises without first obtaining Landlord's prior written consent;

          F. not handle, use, generate, treat, dispose of or permit the use, handling, generation, treatment, storage or disposal of any Hazardous Materials in, on, under, around or above the Premises or Project at any time during the Term.

          SECTION 30.3. CONDUCT OF TENANT.  If Tenant, with the prior written
                        -----------------
authorization of Landlord, which authorization may be granted or denied by Landlord in its sole and absolute discretion generates, uses, transports, stores, treats or disposes of any Hazardous Materials:

          A. Tenant shall, at its own cost and expense, comply with all Environmental Laws relating to Hazardous Materials other than Pre-Existing Conditions;

          B. Tenant shall (i) not dispose of any Hazardous Materials in dumpsters or trash containers or at any other location at the Project; (ii) not discharge any Hazardous Materials into drains or sewers; (iii) not cause or allow the release, discharge, emission or run-off of any Hazardous Materials to air, to surface waters, to the land, to ground water, whether directly or indirectly; (iv) at Tenant's own cost and expense, arrange for the lawful transportation and off-site disposal of all Hazardous Materials generated by Tenant; (v) provide secondary containment around all Hazardous Materials storage containers, storage facilities and above ground storage tanks; (vi) conduct all necessary environmental inspections, such as, but not limited to, asbestos inspections prior to any renovation or demolition, as required by 40 CFR Part 61 and provide copies of all such reports to the Landlord; (vii) comply with all reporting requirements under any local, state or federal ordinance, statute or regulation, such as, but not limited to, toxics inventory reporting under the Emergency Planning and Community Right-to-Know Act, the provisions under 40 CFR Part 61, or various regulations controlling the emissions into the atmosphere of volatile organic compounds and provide copies of all such reports and notifications to Landlord; and (viii) use only highly skilled people to address all environmental issues associated with the leasehold, that such people and all employees of the Tenant shall receive all required training or certification under any local, state or federal law specifically mentioned or alluded to in Section 30.1 of this Lease;

          C. Tenant shall promptly provide Landlord with copies of all communications, permits or agreements with any governmental authority or agency (federal, state or local) or any private entity relating in any way to the violation or alleged violation of any Environmental Laws or to any violation of Tenant's obligations under subparagraph (B) above;

          D. Landlord and Landlord's agents and employees shall have the right to enter the Premises and/or conduct appropriate tests for the purpose of ascertaining that Tenant complies with all applicable laws, rules or permits relating in any way to the presence of Hazardous Materials on the Premises and/or the Project provided Tenant shall have the right to have one of Tenant's agents or employees escort Landlord during any entry hereunder; and

          E. Upon the written request of Landlord no more frequently than once every year, or on any other occasion in the event that Landlord has reason to believe an environmental problem exists at the Premises, Tenant shall provide Landlord the results of appropriate tests of air, water and soil to demonstrate (i) that Tenant is in compliance with all applicable laws, rules or permits relating in any way to the presence of any Hazardous Materials on the Premises or the Project and (ii) the lack of any releases, discharges or emissions.

          If the presence, release, threat of release, placement on or in the Premises and/or the Project occurs or is caused in whole or in part during the Term of this Lease, or the generation, transportation, storage, treatment, or disposal at the Premises and/or the Project occurs or is caused in whole or in part during the Term of this Lease of any Hazardous Materials gives rise to liability (including, but not limited to, a response action, remedial action, or removal action) under any Environmental Laws or common law theory, including, but not limited to nuisance, strict liability, negligence and trespass, Tenant shall promptly take any and all remedial and removal action necessary to clean up the Premises and/or the Project containing such Hazardous Materials and mitigate exposure to liability arising from the Hazardous Materials, whether or not required by law.

          SECTION 30.4. EXACERBATION.  If Tenant exacerbates a known Pre-
                        ------------
Existing Condition (including as a result of Tenant's investigative or remediation activities) during the Lease term, that the provisions of this
Article XXX shall apply to such exacerbation of the Pre-Existing Condition, and Tenant shall perform Environmental Remediation as to such exacerbation. Tenant shall be responsible for all fines and penalties caused by Tenant or to the extent exacerbated by Tenant (including Tenant's environmental investigation or remediation activities) at any time during the Lease Term.

          SECTION 30.5. RIGHTS OF INSPECTION.  Landlord and their respective
                        --------------------
agents and representatives shall have a right of entry and access to the Premises at any time in Landlord's discretion for the purposes of (i) inspection of the documentation relating to Hazardous Materials or environmental matters maintained by Tenant or occupant of the Premises; (ii) ascertaining the nature of the activities being conducted on the Premises and investigating whether Tenant is in compliance with its obligations under Article XXX of this Lease; and (iii) determining the type, kind and quantity of all products, materials and substances brought onto the Premises, or made or produced thereon. Landlord and its agents and representatives shall have the right to take samples in quantities sufficient for analysis of all products, materials and substances present on the Premises including, but not limited to, samples, products, materials or substances brought onto or made or produced on the Premises by Tenant or occupant of the Premises or their respective agents, employees, contractors or invitees and shall also have the right to conduct other tests and studies as may be reasonably determined by Landlord to be appropriate in order to investigate whether Tenant is in compliance with its obligations under
Article XXX. Tenant shall have the right to have one of Tenant's agents or employees escort Landlord during any entry hereunder.

          SECTION 30.6. COPIES OF NOTICES.  During the term of this Lease,
                        -----------------
Tenant and Landlord shall each provide the other promptly with copies of all summons, citations, directives, information inquiries or requests, notices of potential responsibility, notices of violation or deficiency, orders or decrees, Environmental Claims, complaints, investigations, judgments, letters, notices of environmental liens or response actions in progress, and other communications, written or oral, actual or threatened, received in the case of Tenant, by Tenant or occupant of the Premises, or in the case of Landlord, by Landlord, from the United States Environmental Protection Agency, Occupational Safety and Health Administration, Illinois Environmental Protection Agency, or other federal, state or local agency or authority, or any other entity or individual (including both governmental and non-governmental entities and individuals), concerning (a) any actual or alleged release of a Hazardous Material on, to or from the

Premises; (b) the imposition of any lien on the Premises relating to any Hazardous Material; (c) any actual or alleged violation of or responsibility under Environmental Laws; or (d) any actual or alleged liability under any theory of common law tort or toxic tort, including without limitation, negligence, trespass, nuisance, strict liability or ultrahazardous activity.

          SECTION 30.7. TESTS AND REPORTS.
                        -----------------

          A. Upon reasonable written request by Landlord, Tenant shall provide Landlord, at Tenant's expense, with (i) copies of all environmental reports and tests prepared or obtained by or for Tenant or occupant of the Premises; (ii) copies of transportation and disposal contracts (and related manifests, schedules, reports and other information) entered into or obtained by Tenant with respect to any Hazardous Materials; (iii) copies of any permits issued to Tenant under Environmental Laws with respect to the Premises; (iv) prior to filing, copies of any and all reports, notifications and other filings to be made by Tenant or occupant of the Premises to any federal, state or local environmental authorities or agencies and after filing, copies of such filings; and (v) any other applicable documents and information with respect to environmental matters relating to the Premises. Tenant shall be obligated to provide such documentation only to the extent within Tenant's reasonable possession or control.

          B. In addition, Landlord shall ever reasonably believe that there exists any breach by Tenant of the terms of this Article XXX, or if any Environmental Claim is made or if a default shall have occurred under the Lease, or at Landlord's discretion, one (1) time per Lease Year, Landlord shall have the right, but not the duty, to enter upon the Premises and conduct an environmental assessment of the Premises, including but not limited to a visual site inspection, review of records pertaining to the site and interviews of Tenant's representatives or others concerning the site use and history and other matters. Tenant shall have the right to have one of Tenant's agents or employees escort Landlord during any entry hereunder. The investigation may also include reasonable subsurface or other invasive investigation of the Premises including but not limited to soil borings and sampling of site soil and ground or surface water for laboratory analysis, as may be recommended by the consultant as part of its inspection of the Premises or based upon such other reasonable evidence of Environmental Conditions warranting such subsurface or other invasive investigation. Landlord shall have the right, but not the duty, to retain any independent professional consultant to conduct any such environmental assessment; provided, however, that Landlord agrees to limit, in the absence of an Environmental Claim or default under this Article XXX, the number of such environmental assessments to one (1) per Lease Year for the Lease Term. Tenant will cooperate with the Landlord's consultant and will supply to the consultant, promptly upon request, any information reasonably requested by Landlord to facilitate the completion of the environmental assessment. Landlord and its designees are hereby granted access to the Premises at any time or times, upon reasonable notice (which may be written or oral) to perform such environmental assessment. In exercising its right, Landlord shall use its reasonable efforts to minimize disruption of operations at the Premises. Any costs associated with performance of the environmental assessment, including but not limited to the consultant fees and restoration of any property damaged by such environmental assessment, shall be paid by Landlord, unless such investigation discloses an Environmental Condition, in which case Tenant shall pay such costs.

          SECTION 30.8. INDEMNIFICATION.  Tenant shall reimburse, defend,
                        ---------------
indemnify and hold Landlord and any other Indemnified Party free and harmless from and against any and all Environmental Claims, response costs, losses, liabilities, damages, costs and expenses, including, without limitation, loss of rental income, loss due to business interruption, and reasonable attorneys' fees and costs, arising out of or in any way connected with any or all of the following:

          A. any Hazardous Materials (other than a Pre-Existing Condition) which, at any time during the Term, are or were actually or allegedly generated, stored, treated, released, disposed of or otherwise located on or at the Premises as a result of the act or omission of any member of the Tenant Group (regardless of the location at which such Hazardous Materials are now or may in the future be located or disposed of), including, but not limited to any and all (i) liabilities under any common law theory of tort, nuisance, strict liability, ultrahazardous activity, negligence or otherwise based upon, resulting from or in connection with any Hazardous Material; (ii) obligations to take response, cleanup or corrective action pursuant to any Environmental Laws; and (iii) the costs and expenses of investigation or remediation in connection with the decontamination, removal, transportation, incineration or disposal of any of the foregoing; and

          B. any actual or alleged illness, disability, injury or death of any person, in any manner arising out of or allegedly arising out of exposure to Hazardous Materials or other substances or conditions present at the Premises as a result of the act or omission of any member of the Tenant Group (including, but not limited to, ownership, operation and disposal of any equipment which generates, creates or uses electromagnetic files, x-rays, other forms of radiation and radioactive materials), regardless of when any such illness, disability, injury or death shall have occurred or been incurred or manifested itself; and

          C. any actual or alleged failure of Tenant or any member of the Tenant Group at any time and from time to time to comply with all applicable Environmental Laws;

          D.  any failure by Tenant to comply with its obligations under this
     Article XXX relating to an Environmental Condition for which Tenant is Remediating Party;

          E. Tenant's failure to provide all information, make all submissions, and take all steps required by all applicable governmental authorities;

          F. the imposition of any lien for damages caused by, or the recovery of any costs for, the remediation cleanup of Hazardous Material as a result of events that took place during the Term of this Lease as a result of the act or omission of Tenant or any member of the Tenant Group excluding any exacerbation of any unknown Pre-Existing Condition;

          G. costs of removal of any and all Hazardous Material from all or any portion of the Premises, which Hazardous Material were placed on the Premises during the Term of this Lease as a result of the act or omission of Tenant or any member of the Tenant Group;

          H. costs incurred to comply, in connection with all or any portion of the Premises, with all governmental regulations with respect to Hazardous Materials on, in, under or affecting the Premises, which Hazardous Materials were placed on the Premises during the Term of this Lease as a result of the act or omission of Tenant or any member of the Tenant Group;

          I. any spills, discharges, leaks, escapes, releases, dumping, transportation, storage, treatment or disposal of any Hazardous Materials which occur during the Term of this Lease, but only to the extent that such Hazardous Materials originated from or were or are located on the Premises, other than Pre-Existing Conditions.

          In the event Environmental Claims or other assertion of liability shall be made against any Indemnified Party for which the Indemnified Party is entitled to indemnity hereunder, the procedure set forth in Section 24.1 shall apply. The obligations of Tenant under this Section 30.8 shall survive any termination or expiration of this Lease.

          SECTION 30.9. TENANT REPRESENTATIONS WITH RESPECT TO ENVIRONMENTAL
                        ----------------------------------------------------
MATTERS.  Tenant acknowledges that the Premises are being leased in their
-------
present "as is" condition. Tenant further acknowledges that Landlord has made no representation whatsoever regarding Hazardous Materials on or about the Premises.

          SECTION 30.10. NO LIABILITY OF LANDLORD.
                         ------------------------

          A. Notwithstanding the foregoing provisions of this Section 30.10 and subject to the Tenant's obligations under Section 30.4 above, Landlord shall, at its sole cost and expense, remediate any Pre-Existing Condition to the extent required by and in a manner permitted by applicable Environmental Laws.


                                  ARTICLE XXXI
                                  ------------

                                SECURITY DEPOSIT
                                ----------------

          SECTION 31.1. SECURITY DEPOSIT.  Tenant agrees to deposit with
                        ----------------
Landlord, upon the execution of this Lease, the Security Deposit as security for the full and faithful performance by Tenant of each and every term, provision, covenant and condition of this Lease. If Tenant defaults beyond any applicable grace and/or cure period in respect to any of the terms, provisions, covenants and conditions of this Lease including, but not limited to, payment of all rental and other sums required to be paid by Tenant hereunder, Landlord may use, apply or retain the whole or any part of the Security Deposit for the payment of such rent in default, for any sum which Landlord may expend or be required to expend by reason of Tenant's default including, without limitation, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency shall have accrued before or after re-entry by Landlord. If any of the Security Deposit shall be so used, applied or retained by Landlord at any time or from time to time, Tenant shall promptly, in each such instance, within five (5) days of written demand therefor by Landlord, pay to Landlord such additional sums as may be necessary to restore the Security Deposit to the original amount set forth in the first Section of this Lease. If Tenant shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this Lease, the Security Deposit, or the balance thereof, shall be returned to Tenant within thirty (30) days after the later of (a) the time fixed as the expiration of the Term of this Lease, including any early termination pursuant to the terms of Articles X and XIII; (b) the removal of Tenant from the Premises; (c) the surrender of the Premises by Tenant to Landlord in accordance with this Lease; and (d) final determination of all amounts payable by Tenant hereunder and payment of same. Except as otherwise required by law, Tenant shall not be entitled to any interest on the aforesaid Security Deposit. In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the Security Deposit or the remaining balance thereof, Landlord may return the security deposit to the original Tenant, regardless of one or more assignments of this Lease.

          SECTION 31.2.   LETTER OF CREDIT.  Notwithstanding the foregoing, the
                          ----------------
Security Deposit may, at the option of Tenant, be in the form of an unconditional and irrevocable letter of credit (hereinafter referred to as the "Letter of Credit") in the amount of the Security Deposit, in the form and issued by a bank satisfactory to Landlord. The first such Letter of Credit shall expire no earlier than thirty (30) days after the first (1st) anniversary of the Commencement Date and all subsequent replacement Letters of Credit shall expire no earlier than twelve (12) months from the expiry date of the then outstanding and expiring Letter of Credit. The Letter of Credit may contain an "evergreen clause" providing that the Letter of Credit shall automatically renew for one year intervals unless thirty (30) days prior to any expiration date, Landlord is notified in writing by certified mail from the Letter of Credit issuer that the Letter of Credit will not be renewed. Otherwise, Tenant shall ensure that at all times during the term of this Lease and for thirty (30) days after expiration of the Term, an unexpired Letter of Credit in the face amount of the Security Deposit or cash in such amount shall be in the possession of Landlord. During the Term, Tenant shall deliver a replacement Letter of Credit to Landlord no later than thirty (30) days prior to the expiration date of the then outstanding and expiring Letter of Credit. Failure by Tenant to deliver any replacement Letter of Credit as required above shall entitle Landlord to draw under the outstanding Letter of Credit and to retain the entire proceeds thereof for application as the Security

Deposit under this Lease. Each Letter of Credit shall be for the benefit of Landlord and its successors and assigns and shall entitle Landlord or its successors or assigns to draw from time to time under the Letter of Credit in portions or in whole upon presentation of a sight draft and statement by Landlord that Landlord is entitled to draw thereunder pursuant to the terms and provisions of this Lease. If Tenant defaults in respect to any of the terms, provisions, covenants or conditions of this Lease, including, but not limited to, payment of Base Rent, Additional Rent, or any other amount payable by Tenant hereunder, and such default is not cured by Tenant within the applicable notice and cure periods contained in this Lease, if any, Landlord may draw upon the Letter of Credit in part or in whole and may use, apply or retain the whole or any part of the proceeds thereof or any cash or other Security Deposit for any such payment, or for any other sum which Landlord may expend or be required to expend by reason of Tenant's default, including without limitation any damages or deficiency in the reletting of the Premises, whether such damages or deficiency shall have occurred before or after any re-entry by Landlord. If the Letter of Credit shall be so drawn upon or otherwise if any of the Security Deposit shall be so used, applied or retained in each such instance, upon the written demand therefor by Landlord, pay to Landlord such additional sum as may be necessary to restore the Security Deposit or deliver a replacement Letter of Credit.

          SECTION 31.3.  SUCCESSORS.  Landlord may deliver the Letter of
                         ----------
Credit or any cash Security Deposit funds deposited hereunder by Tenant to the transferee of Landlord's interest in the Premises in the event that such interest is transferred, and thereupon Landlord shall be discharged from any further liability with respect to said Letter of Credit or cash Security Deposit. Tenant hereby agrees not to look to any mortgagee as mortgagee, mortgagee in possession, or successor in title to the Project for any letter of Credit or cash Security Deposit required by Landlord hereunder, unless said Letter of Credit or sums have actually been received by said mortgagee as security for Tenant's performance of this Lease.

          SECTION 31.4.  RETURN OF SECURITY DEPOSIT.  In the event that Tenant
                         --------------------------
has not been in default under this Lease at any time prior to September 30, 2004, the Security Deposit shall be reduced to one monthly Base Rent payment on October 1, 2004. In such event, Landlord shall promptly return the excess portion of the Security Deposit to Tenant or return any Letter of Credit held by Landlord upon receipt of a cash deposit or a replacement Letter of Credit in the correct amount.


                                 ARTICLE XXXII
                                 -------------

                                 MISCELLANEOUS
                                 -------------

          SECTION 32.1.  CAPTIONS.  The captions of this Lease are for
                         --------
convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

          SECTION 32.2.  SEVERABILITY.  If any covenant, agreement or
                         ------------
condition of this Lease or the application thereof to any person, firm or corporation or to any circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such covenant, agreement or condition to persons, firms or corporations or to circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each covenant, agreement or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

          SECTION 32.3.  APPLICABLE LAW.  This Lease shall be construed and
                         --------------
enforced in accordance with the laws of the state where the Premises are located.

          SECTION 32.4.  AMENDMENTS IN WRITING.  None of the covenants, terms
                         ---------------------
or conditions
of this Lease, to be kept and performed by either party, shall in any manner be altered, waived, modified, changed or abandoned, except by a written instrument, duly signed, acknowledged and delivered by the other party.

          SECTION 32.5.  RELATIONSHIP OF PARTIES.  Nothing contained herein
                         -----------------------
shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

          SECTION 32.6.  BROKERAGE.  Tenant warrants that it has no dealings
                         ---------
with any real estate broker or agent in connection with this lease other than Landlord's Broker and Tenant's Broker, and Tenant covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or other agent with respect to this Lease or the negotiation thereof arising out of any acts of Tenant.

          SECTION 32.7.  NO ACCORD AND SATISFACTION.  No payment by Tenant or
                         --------------------------
receipt by Landlord of a lesser amount than the monthly rent herein stipulated and additional rent shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

          SECTION 32.8.  JOINT EFFORT.  The preparation of this Lease has been
                         ------------
a joint effort of the parties hereto and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

          SECTION 32.9.    WAIVER OF JURY TRIAL.  Tenant hereby waives a jury
                           --------------------
trial in action brought by Landlord hereunder. If Landlord commences any proceeding for nonpayment of rent or any other sum due to be paid by Tenant under this Lease, Tenant hereby agrees that Tenant will not impose any counterclaim of any nature or description in any such proceeding, provided however, that such agreement of Tenant shall not be construed as a waiver of the right of Tenant to assert such claim in a separate action or actions brought by Tenant.

          SECTION 32.10. TIME.  Time is of the essence of this Lease, and all
                         ----
provisions herein relating thereto shall be strictly construed.

          SECTION 32.11. LANDLORD'S CONSENT.  Landlord's granting of any
                         ------------------
consent under this Lease, or Landlord's failure to object to any action taken by Tenant without Landlord's consent required under this Lease, shall not be deemed a waiver by Landlord of its rights to require such consent for any further similar act by Tenant. No waiver by Landlord of any other breach of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach or to be a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. None of the Tenant's covenants under this Lease, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord.

          SECTION 32.12. NO PARTNERSHIP.  Landlord is not, and shall not be
                         --------------
deemed to be, in any way or for any purpose, the partner, employer, principal, master or agent of or with Tenant.

          SECTION 32.13. LANDLORD'S LIABILITY.  Notwithstanding anything to
                         --------------------
the contrary herein contained, there shall be absolutely no personal liability asserted or enforceable against Landlord or on any persons, firms or entities who constitute Landlord with respect to any of the terms, covenants, conditions and provisions of this Lease, and Tenant shall, subject to the rights of any mortgagee, look solely to the interest of Landlord, its successors and assigns in the Project for the satisfaction of each and every remedy of Tenant in the event of default by Landlord hereunder; such exculpation of personal liability is absolute and without any exception whatsoever. If the entity constituting Landlord is a partnership, Tenant agrees that the deficit capital account of any such partner shall not be deemed an asset or property of said partnership.

          SECTION 32.14. LANDLORD RIGHTS.  This Lease does not grant any
                         ---------------
rights to light or air over or about the Premises. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior and structural components of the Building, all rights to the land and improvements below the improved floor level of the Building, to the improvements and air rights above the Building and to the improvements and air rights located outside the demising walls of the building and to such areas within the Building required for installation of utility lines and other installations and to such portions of the Premises necessary to access, maintain and repair same, and no rights with respect thereto are conferred upon Tenant. Notwithstanding the foregoing, Landlord shall provide, at no additional charge to Tenant, 6,000 square feet of roof area above the Premises for condenser units, an antenna and a microwave dish all of which may be placed on the roof subject to compliance with the other terms and conditions of this Lease.

          SECTION 32.15. ENTIRE AGREEMENT.  It is understood and agreed that
                         ----------------
all understandings and agreements heretofore had between the parties hereto are merged in this Lease, the exhibits annexed hereto and the instruments and documents referred to herein, which alone fully and completely express their agreements, and that no party hereto is relying upon any statement or representation, not embodied in this Lease, made by the other. Each party expressly acknowledges that, except as expressly provided in this Lease the other party and the agents and representatives of the other party have not made, and the other party is not liable for or bound in any manner by, any express or implied warranties, guaranties, promises, statements, inducements, representations or information pertaining to the transactions contemplated hereby.

          SECTION 32.16. RENT ABSOLUTE.  Except as otherwise expressly
                         -------------
provided herein, this Lease shall be deemed and construed to be a "net lease" and Tenant agrees to pay all costs and expenses of every kind and nature whatsoever, ordinary and extraordinary, arising out of or in connection with the ownership, maintenance, repair, replacement, use and occupancy of the Premises during the Term of this Lease, which, except for the execution and delivery hereof, would otherwise have been payable by Landlord.

          SECTION 32.17. TENANT AUTHORITY.  Simultaneously with the execution
                         ----------------
and delivery of this Lease by Tenant, Tenant shall deliver to Landlord:

          A. Certified resolutions of its board of directors of Tenant executing this Lease on behalf of Tenant authorizing the execution and delivery of this Lease.

          B. A certificate of incumbency executed by the secretary of any corporate partner of Tenant executing this Lease on behalf of Tenant identifying by name, office and facsimile signature the officers of Tenant.

          C. A current certificate of good standing issued by the Secretary of State of the state of incorporation of Tenant and the State of Illinois.


                                 ARTICLE XXXIII
                                 --------------

                                RENEWAL OPTIONS
                                ---------------

          SECTION 33.1.  FIRST RENEWAL OPTION.  Tenant shall have the option
                         --------------------
("First Renewal Option") to renew the Initial Term for all of the Premises as of the expiration date of the Initial Term, for one (1) additional period of five
(5) years ("First Renewal Term") upon the following terms and conditions:

               A. Tenant gives Landlord written notice of its exercise of the First Renewal Option at least six (6) months prior to the expiration of the Initial Term.

               B. Tenant is not in default under this Lease either on the date Tenant delivers the notice required under Section 33.1A above or at any time thereafter prior to the commencement of the First Renewal Term.

               C. Landlord shall be provided with evidence satisfactory to it of Tenant's compliance with the terms and conditions of Article XXX hereof.

               D. All of the terms and provisions of this Lease (except this Section 33.1) shall be applicable to the First Renewal Term, except that Base Rent for the First Renewal Term shall be determined as follows: Base Rent for the First Renewal Term shall be equal to the greater of: (i) one hundred percent (100%) of the Base Rent for the last year of the Initial Term, or (ii) Landlord's determination of the Fair Value (as hereinafter defined). For purposes of this Lease, "Fair Value" shall mean Landlord's determination, utilizing its reasonable judgment, of an annual amount per rentable square foot for each year of the applicable renewal term for which Fair Value is being determined beginning with the first (1st) day of the subject period that a willing, creditworthy, new non-equity tenant leasing comparable space to Tenant's would pay and a willing, comparable landlord of a building comparable to the Building in the Chicago metropolitan area ("Market") would accept at arm's length, giving appropriate consideration to annual rental rate per rentable square foot, rental escalations, length of lease term, size and location of the premises being leased, and other generally applicable terms and conditions prevailing for comparable space in comparable buildings located in the Market. In the event Tenant notifies Landlord within ten (10) days after receipt of notice of Landlord's determination of Fair Value that Tenant disagrees with Landlord's determination, then, at the option of Landlord or Tenant, Landlord and Tenant shall institute an appraisal procedure to determine the Fair Value by jointly nominating and appointing, within ten (10) days after receipt of notice from the other party, one appraiser who shall make a determination of the Fair Value of the Premises. If Landlord and Tenant fail to jointly agree on the nomination and appointment of one appraiser within said ten (10) day period, each party shall then each nominate and appoint one appraiser within fifteen (15) days after the end of the initial ten (10) day period and give notice of such appointment to the other party. Upon the appointment of the two appraisers as aforesaid, the two appraisers so appointed shall jointly make a determination of the Fair Value of the Premises. If either party fails to appoint an appraiser within said fifteen
     (15) day period, the appraiser appointed by the other party shall make the determination of the Fair Value. If the two appraisers are unable to agree upon a determination of the Fair Value of the Premises within fifteen (15) days after the appointment of the second appraiser, the two appraisers shall jointly nominate and appoint a third appraiser within fifteen (15) days after the expiration of said fifteen (15) day period and give written notice of such appointment to both parties. In the event the two appraisers fail to appoint such third appraiser within said fifteen (15) day period, either party may thereafter apply to the United States District Court for the Northern District of Illinois for the appointment of such third appraiser. The third appraiser shall make a determination of the Fair Value. In the event the three appraisers are unable to agree upon a determination of the Fair Value of the Premises within fifteen (15) days after the appointment of the third appraiser, then the Fair Value shall be an amount equal to the average of the three values contained in the respective written appraisals submitted by the appraisers. The appraisers shall make their determination in writing and give notice thereof to both parties. Each appraiser shall afford both parties a hearing and the right to submit evidence, with the privilege of cross-examination in connection with its determination of the Fair Value. In the event any appraiser appointed as aforesaid shall die or become unable or unwilling to act before completion of the appraisal, such appraiser's successor shall be appointed in the same manner as provided above. Any appraiser appointed hereunder shall (x) be independent of both parties (and of all persons and entities with interest in either party); (y) have not less than five (5) years' experience in the appraisal of real property; and (z) hold the professional designation M.A.I., or if the M.A.I. ceases to exist, a comparable designation from an equivalent professional appraiser organization. All appraisal fees and expenses shall be borne equally by the parties.

          SECTION 33.2.  SECOND RENEWAL OPTION.  Tenant shall have the option
                         ---------------------
(hereinafter referred to as the "Second Renewal Option") to renew the Term for all of the Premises as of the expiration date of the First Renewal Term, for one
(1) additional period of five (5) years ("Second Renewal Term") upon the following terms and conditions:

               A. Tenant gives Landlord written notice of its exercise of the Second Renewal Option at least six (6) months prior to the expiration of the First Renewal Term.

               B. Tenant is not in default under this Lease either on the date Tenant delivers the notice required under (1) above or at any time thereafter prior to the commencement of the Second Renewal Term so exercised.

               C. Landlord shall be provided with evidence satisfactory to it of Tenant's compliance with the terms and conditions of Article XXX hereof.

               D. All of the terms and provisions of this Lease (except this Article XXXIII) shall be applicable to the Second Renewal Term, except that Base Rent for the Second Renewal Term shall be determined as follows: Base Rent for the Second Renewal Term shall be equal to the greater of: (i) one hundred percent (100%) of the Base Rent for the last year of the First Renewal Term, or (ii) Landlord's determination of the Fair Value.

          SECTION 33.3.  "AS IS" CONDITION.  Tenant agrees to accept the
                         -----------------
Premises to be covered by this Lease during the First Renewal Term and the Second Renewal Term in an "as is" physical condition and Tenant shall not be entitled to receive any allowance, credit, concession or payment from Landlord for the improvement thereof.

          SECTION 33.4.  AMENDMENT.  In the event Tenant exercises the First
                         ---------
Renewal Option or the Second Renewal Option, Landlord and Tenant shall mutually execute and deliver an amendment to this Lease reflecting the renewal of the Term on the terms herein provided, which amendment shall be executed and delivered promptly after the determination of Base Rent to be applicable to the First Renewal Term or Second Renewal Term as hereinabove provided.

          SECTION 33.5.  TERMINATION.  The First Renewal Option and the Second
                         -----------
Renewal Option herein granted shall automatically terminate upon the earliest to occur of (i) the expiration or termination of this Lease, (ii) the termination of Tenant's right to possession of the Premises, (iii) any assignment or subletting by Tenant, except as expressly allowed under this Lease, or (iv) the failure of Tenant to timely or properly exercise the First Renewal Option or the Second Renewal Option.

          SECTION 33.6.  NO COMMISSIONS.  Landlord and Tenant acknowledge and
                         --------------
agree that no real estate brokerage commission or finder's fee shall be payable by Landlord in connection with any exercise by Tenant of the First Renewal Option or the Second Renewal Option herein contained.

                                 ARTICLE XXXIV
                                 -------------

                           RIGHT OF FIRST OPPORTUNITY
                           --------------------------

          SECTION 34.1. Provided Tenant is not in default under the terms and conditions of this Lease as of the date Tenant notifies Landlord of its desire to exercise a Right of First Opportunity" (as hereinafter defined), Tenant shall have a right of first opportunity through the end of the Term ("Right of First Opportunity") to lease that portion of the Building depicted on EXHIBIT "D" attached hereto and made a part hereof ("Right of First Opportunity Premises"), subject to the terms and conditions hereof. Prior to the date on which Landlord contemplates submitting a "Proposal" to a third party with respect to the leasing of all of the Right of First Opportunity Premises, provided Tenant is not in default under any of its obligations under this Lease, Landlord shall notify Tenant, in writing, as to the date in the future ("Availability Date") as of which the Right of First Opportunity Premises shall be available to Tenant ("Landlord's Notice"). Tenant must notify Landlord, in writing, within five (5) business days immediately following Tenant's receipt of Landlord's Notice of Tenant's desire to exercise its Right of First Opportunity. Tenant's Right of First Opportunity must be exercised as to one hundred percent (100%) of the Right of First Opportunity Premises. If Tenant does not notify Landlord of its election to exercise its Right of First Opportunity with respect to the Right of First Opportunity Premises within said five (5) business day period, then,in such case, Tenant shall be deemed to have elected not to exercise its Right of First Opportunity and shall waive its Right of First Opportunity. If Tenant elects to exercise its Right of First Opportunity and so notifies Landlord of same within the aforesaid five (5) business day period, then, in such case, Tenant shall lease the Right of First Opportunity Premises as of the Availability Date in its then "as-is" condition and on the same terms and conditions contained in the Lease, except (i) Base Rent for the Right of First Opportunity Premises shall be the Fair Value for the Right of First Opportunity Space as determined pursuant to Section 33.1D hereof for the remainder of the then applicable portion of the Term (i.e., Initial Term, First Renewal Term or Second Renewal Term), (ii) the term "Premises" for all purposes of this Lease shall include the Right of First Opportunity Premises, and (iii) Tenant's Proportionate Share shall increase to 100%. Notwithstanding the immediately foregoing, Tenant shall be required to commence paying Rent for the Right of First Opportunity Premises on the Availability Date.


                                  ARTICLE XXXV
                                  ------------

                              TENANT IMPROVEMENTS
                              -------------------

          SECTION 35.1.  TENANT IMPROVEMENTS.
                         -------------------

          A. Tenant is hereby granted access to the Premises, commencing on September 1, 1998, for the purposes of making such inspections and measurements and testing as the Tenant deems necessary to enable Tenant to prepare the "Tenant's Plans" (as hereinbelow defined) for the construction of an office and data center in the Premises. However, Tenant shall not commence actual construction within the Premises until Tenant has obtained the prior approval to Tenant's Plans from Landlord (which approval shall not be unreasonably withheld or delayed and provided which approval may not be withhled merely because Tenant will be constructing a data center on the Premises) and the Village and Tenant has submitted to Landlord the insurance as required elsewhere in this Lease and the appropriate building permits.

          B. Tenant shall, at Tenant's sole cost and expense (subject to Tenant Allowance, defined below), cause to be prepared and submitted to Landlord for Landlord's prior approval, plans and specifications ("Tenant's Plans"), including, but not limited to, all space plans, working drawings, mechanical and engineering drawings, disclosing all construction to be performed by Tenant in the Premises. Landlord's approval shall not be unreasonably withheld. Landlord agrees to review and either approve or disapprove (and noting with such disapproval the specific items not approved and the reasons therefor) Tenant's Plans within ten (10) business days of Landlord's receipt of a complete set of Tenant's Plans. In the event Tenant's Plans are disapproved, Tenant shall revise and resubmit Tenant's Plans and Landlord shall review the same and notify Tenant of its approval or disapproval within ten (10) business days thereafter in the same manner as required for the initial submittal.

          C. Tenant is hereby granted the right to utilize contractors of Tenant's own choice ("Tenant's Contractor") to build out the Premises in compliance with the approved Tenant's Plans ("Tenant's Work"), subject to Landlord's reasonable approval as to the qualifications of the general contractor and subcontractors with contracts in excess of $25,000.00, which approval shall not be unreasonably withheld. Prior to commencing any work on or to the Premises, Tenant shall submit all written contracts with Tenant's Contractor for Landlord's approval. All installations, alterations and additions shall be constructed in a good and workmanlike manner and only new and good grades of material shall be used. Such work performed by Tenant's Contractor shall comply with all applicable insurance requirements, all laws, statutes, ordinances and regulations of the Village, the State of Illinois and the United States of America. Tenant shall permit Landlord to observe all construction operations within the Premises performed by Tenant's Contractor. No silence or statement by any representative of Landlord shall be deemed or construed as an assumption by said person or Landlord of any responsibility for or in relation to the construction of the Premises or any guarantee that the work completed within the Premises complies with laws or with Tenant's Plans, or is suitable or acceptable to Tenant for Tenant's intended business purposes.

          D. Tenant, at its sole cost and expense, shall file all necessary plans with the appropriate governmental authorities having jurisdiction over Tenant's Work. Tenant shall be responsible for obtaining all permits, authorizations and approvals necessary to perform and complete Tenant's Work. Tenant shall not commence Tenant's Work until the required permits authorizations and approvals for such work are obtained and delivered to Landlord.

          E. Tenant shall at all times keep the Premises and adjacent areas free from accumulations of waste materials or rubbish caused by its suppliers, contractors or workmen. Landlord reserves the right to do clean-up at the expense of Tenant if Tenant fails to comply with Landlord's reasonable cleanup requirements and Landlord notifies Tenant of such failure and Tenant does not cure such failure within five (5) days thereafter. At the completion of Tenant's Work, Tenant's Contractor shall forthwith remove all rubbish and all tools, equipment and surplus materials from and about the Premises and Building. Any damage caused by Tenant's Contractor to any portion of the Building or to any property of Landlord shall be repaired forthwith by Tenant at its expense to its condition prior to such damage.

          F. Tenant and Tenant's Contractor shall assume responsibility for the prevention of accidents and shall take all reasonable safety precautions with respect to Tenant's Work and shall comply with all reasonable safety measures initiated by Landlord and with all applicable laws, ordinances, rules, regulations and orders applicable to Tenant's Work including those of any public authority for the safety of persons or property. Tenant shall advise Tenant's Contractor to report to Landlord any injury to any of its agents or employees and shall furnish Landlord a copy of the accident report filed with its insurance carrier within three (3) days of its occurrence.

          G. The Landlord and its agents and their representatives shall at all times have access to the Tenant's Work wherever it is in preparation or progress for the purpose of observing and reviewing the same; provided, however, Landlord shall not unreasonably interfere with the performance of Tenant's Work in connection with any such observations or reviews.

     Tenant and Contractors shall provide reasonable facilities for such access and for inspection.

          H. The Tenant Allowance, defined below, shall be limited to improvements or alterations by Tenant to the Building and shall not be used by Tenant to purchase any equipment or personal property which shall be solely used in the conduct of Tenant's business and is not to be incorporated into the Building.

          SECTION 35.2. TENANT ALLOWANCE.  Provided no default exists under
                        ----------------
this Lease, Landlord shall pay Tenant as Landlord's contribution for the costs of construction of the Tenant Work a sum equal to ONE HUNDRED FIFTY THOUSAND AND NO/100 ($150,000.00) DOLLARS ("Tenant Allowance"). The cost of all work necessary to construct the Tenant's Work (including, but not limited to, all labor, material, permits) and to pay architectural fees, permit fees and engineering fees shall, subject to the Tenant's Allowance, be the responsibility of the Tenant. The Tenant's Allowance shall be paid in installments by the Landlord to the Tenant's Contractor as the Work progresses within ten (10) days of Tenant's presentation of reasonable documentation evidencing (i) the amounts due, in relation to the work, to the general contractor and any subcontractors and materialmen, including, but not limited to, general contractor's statement and partial and final lien waivers, as the case may be, covering all Work for which the Tenant is requesting payment; (ii) the percentage of the Work completed; (iii) a sworn statement from Tenant setting forth in detail all contractors and material suppliers with whom Tenant has contracted, their addresses, work or materials to be furnished, amounts of contracts, amounts paid to date, amounts of current payments and balances due; and (iv) a report by the person or entity that prepared the Tenant's Plans certifying that the Tenant's Work has been completed and materials are in place as indicated by the request for payment of Tenant's Contractor. Tenant shall be responsible for obtaining and submitting to Landlord all documentation reasonably required by the Landlord in relation to Tenant's Allowance draw requests made by Tenant. Tenant's Allowance draw amounts shall never exceed, in the aggregate, the lesser of: (i) the remaining unpaid amount of the Tenant's Allowance, or (ii) that amount equal to ninety percent (90%) of the cost of all Tenant's Work completed in accordance with the Tenant's Plans, as evidenced by the documentation furnished with such request (including lien waivers). The ten percent (10%) of the cost of Tenant's Work not disbursed ("Holdback") shall be disbursed to Tenant's Contractor with the final payment for Tenant's Work, which shall include any amounts to be paid by Tenant in excess of the Tenant Allowance. The disbursement of the Tenant's Allowance and any additional funds due from Tenant shall be made through a construction escrow ("Construction Escrow") established with Chicago Title Insurance Company ("Escrowee"). The parties shall execute a standard form of construction escrow agreement utilized by the Escrowee with such revisions thereto as may be necessary to conform to the provisions hereof. The parties, Tenant's Contractor and all subcontractors shall furnish to the Escrowee such other documents, information and undertakings as may be reasonably requested by the Escrowee to enable it to advise Landlord and Tenant, with respect to the periodic disbursement made through the construction escrow, that all statements and lien waivers are in proper form for the purpose of releasing and waiving any and all rights to file mechanics lien claims against the Premises or any portion thereof and that there are no liens of public record. Landlord shall fund the Tenant's Allowance into the Construction Escrow periodically by the transfer of funds upon approval of documents submitted in connection with each construction draw and upon the Escrowee's determination, with respect to the periodic disbursements made through the construction escrow, that it is prepared to advise Landlord that all statements and lien waivers are in proper form for the purpose of releasing and waiving any and all rights to file mechanics lien claims against the Premises or any portion thereof and that there are no liens of public record through the date of disbursement of funds.

     All costs of Tenant's Work in excess of the Tenant's Allowance shall be paid by Tenant and, if at any time during the course of completion of Tenant's Work the total unpaid cost of completing Tenant's Work as indicated by any of the sworn statements provided hereunder exceeds the balance of the Tenant's

Allowance, Landlord need not make further disbursements of Tenant's Allowance until Tenant has deposited in the Construction Escrow the sum necessary, along with the balance of the Tenant's Allowance, to make all available funds equal to the unpaid cost of construction or has paid such excess costs directly. The final payment for the Tenant's Work (inclusive of the entire Holdback) shall not be made until the architect who prepared the Tenant's Plans shall have certified to Landlord and Tenant that the Tenant's Work is substantially complete in accordance with the Tenant's Plans, any applicable certificate of occupancy or other governmental license or permit has been issued, all final waivers of lien have been deposited with the Escrowee and the Escrowee is prepared to advise Landlord that there are no liens of public record resulting from the Tenant's Work and is prepared to issue a date-down endorsement to Landlord's then existing Title Insurance Policy issued by Chicago Title Insurance Company free of any exceptions relating to Tenant's Work. The payment for expenses incurred in connection with the Construction Escrow and issuance of the Title Insurance Policy date-down endorsement shall be paid from the Tenant's Allowance as an element of the cost of Tenant's Work.

          IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.

LANDLORD:                CENTERPOINT PROPERTIES TRUST, a Maryland real estate
--------                 investment trust


                         By: /s/ Michael M. Mullen
                            _______________________________________
                            Its: Chief Operating Officer


                         By:
                            _______________________________________
                            Its:


TENANT:                  EXODUS COMMUNICATIONS INC., a Delaware corporation
------

                         By: /s/ Richard S. Stoltz
                            _______________________________________
                            Its

                         Attest:


                         By:
                            Its:

                                  EXHIBIT "A"

                                   PREMISES
                                   --------

                          [Description of Premises]

                                  EXHIBIT "B"

                               LEGAL DESCRIPTION
                               -----------------

LOT 1 IN TOLLWAY PLAZA SUBDIVISION, BEING A SUBDIVISION IN THE SOUTH EAST 1/4 OF
SECTION 24, TOWNSHIP 39 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 16, 1973 AS DOCUMENT R73-65094, IN DUPAGE COUNTY, ILLINOIS.

                                  EXHIBIT "C"

                          TENANT ESTOPPEL CERTIFICATE
                          ---------------------------


Property Name:
                             _________________________________________________
                             ("Property")

Tenant:
                             _________________________________________________

To:
                             _________________________________________________

DEFINITIONS:
-----------

Lease Date:
                             _________________________________________________

Landlord:
                             _________________________________________________

Tenant:
                             _________________________________________________

Security Deposit:
                             _________________________________________________

Date of Possession:
                             _________________________________________________

Rent Commencement Date:
                             _________________________________________________

Monthly Base Rent:
                             _________________________________________________

Annual Base Rental Amount:
                             _________________________________________________

Monthly Deposits:
                             _________________________________________________

Term:
                             _________________________________________________

Termination Date:
                             _________________________________________________

Renewal Option(s):
                             _________________________________________________

Square Footage:
                             _________________________________________________

Use:
                             _________________________________________________

Tenants Address For Notices:
                             _________________________________________________


     ["Purchaser"] ["Lender"] proposes to [purchase the Property] [finance the Property] and this Tenant Estoppel Certificate is to be made and delivered in connection with that [purchase] [financing].

     The undersigned Tenant under the above-referenced lease dated as of the Lease Date between Landlord and Tenant ("Lease"), certifies, represents, confirms and agrees in favor of [Purchaser] [Lender] the following:

     1. The above-described Lease has not been cancelled, modified, assigned, extended or amended and contains the entire agreement between Landlord and Tenant except as follows:

     2.   Rent has been paid to _______________________________________.  There is no Prepaid Rent. The amount of the Security Deposit is as set forth above, which is currently being held by Landlord.

     3. Tenant took possession of the leased premises on the Date of Possession, and commenced to pay rent on the Rent Commencement Date, in the amount of the Monthly Base Rent, each payable in advance. Our current Annual Base Rental Amount is as set forth above, payable in equal monthly installments, subject to percentage rental, common area maintenance charges, escalation charges and other charges in accordance with the terms and provisions of the Lease, which as of the date hereof total the Monthly Deposit Amount, each payable in equal monthly installments in advance. We are currently in occupancy of the leased premises. No "discounts", "free rent", "discounted rent" or "abatements of rent" have been agreed to or are in effect.

     4. The Lease is for the Term set forth above and ending on the Termination Date, and we have the Renewal Option(s) set forth above.

     5.   COMPLIANCE WITH SPACE LEASE AND GROUND LEASE.  All of the terms,
          --------------------------------------------
provisions, covenants and conditions contained in the Ground Leases, and in the Space Lease (other than paragraphs 1, 2, 4, 7, 37, 39 (captioned "Option to Lease"), Exhibits B, C and D, and the provisions of the Space Lease which conflict directly with the provisions of this Sublease), are hereby made a part of this Sublease, and Sublessee agrees to comply fully and faithfully with each and every obligation of the Ground Leases and the Space Lease, as the same may be amended from time to time, in each case as fully and faithfully as if Sublessee were the "Tenant" under and as defined in the Space Lease. Sublessor agrees to comply fully and faithfully with each and every obligation to the Ground Leases and the Space Lease, as the same may be amended from time to time, in each case as fully and faithfully as if Sublessor were the "Landlord" under and as defined in the Space Lease. Notwithstanding the foregoing, Sublessee shall not have the right to make any Alterations (as defined in the Space Lease) without obtaining the prior written consent of Sublessor (which consent shall be given or withheld in accordance with paragraph 10 of the Space Lease) and Landlord. Sublessee further covenants and agrees not to do any act which will result in a violation of any term of the Space Lease or the Ground Leases. Sublessor shall not be liable to Sublessee for any default by Landlord under the Space Lease, or by any party under the Ground Leases, and Sublessee shall not make any claim upon Sublessor for any damages which may arise by reason of Landlord's default under the Space Lease. Sublessor agrees that Sublessee shall be entitled to receive all services and repairs to be provided by Landlord to Sublessor under the Space Lease. Sublessor shall cooperate with Sublessee in reasonable ways (so long as Sublessor does not incur any material out of pocket costs in connection therewith) if Landlord fails to provide any such services or repairs. Any condition resulting from a default by Landlord shall not constitute as between Sublessor and Sublessee an eviction, actual or constructive, of Sublessee and no such default shall excuse Sublessee from the performance or observance of any of its obligations to be performed or observed under this Sublease, or entitle Sublessee to receive any reduction in or abatement of the rent provided for in this Sublease. In furtherance of the foregoing, Sublessee hereby waives any cause of action and any right to bring any action against Sublessor by reason of any act or omission of Landlord under the Space Lease.

     6. The Lease is (a) in full force and effect, and (b) free from default by both Landlord and Tenant; and we have no claims, liens, charges or credits against Landlord or offsets against rent.

     7. The undersigned has not assigned or sublet the Lease, nor does the undersigned hold the Property under assignment or sublease.

     8. There are no other agreements written or oral, between the undersigned and Landlord with respect to the Lease and/or the leased premises and building. Landlord has satisfied all commitments, arrangements or understandings made to induce Tenant to enter into the Lease, and Landlord is not in any respect in default in the performance of the terms and provisions of the Lease, nor is there now any fact or condition which, with notice or lapse of time or both, would become such a default.

     9. The leased premises are currently being used for the Use set forth above.

     10. Tenant is maintaining (free of default) all insurance policies that the Lease requires Tenant to maintain.

     11. Neither Landlord nor [Purchaser] [Lender] nor any of their respective successor or assigns, has or will have any personal liability of any kind or nature under or in connection with the Lease; and, in the event of a default by Landlord or [Purchaser] [Lender] under the Lease, Tenant shall look solely to Landlord's or [Purchaser's] [Lender's] interest in the building in which the leased premises are located.

     12. Tenant is not in any respect in default under the terms and provisions of the Lease (nor is there now any fact or condition which, with notice or lapse of time or both, would become such a default), and Tenant has not assigned, transferred or hypothecated its interest under the Lease.

     13. Tenant (i) does not have any option or preferential right to purchase all or any part of the leased premises or all or any part of the building of which the leased premises are a part; and (ii) does not have any right, title or interest with respect to the leased premises other than as lessee under the Lease.

     14. We understand that [Purchaser] [Lender] is planning to [purchase] [finance] the Property on which the leased premises is located to Purchaser, and we agree to make all payments required under the Lease to [Purchaser] [Lender] upon our receipt of notice from Landlord and/or [Purchaser] [Lender]. Further, upon receipt of such notice, we will thereafter look to [Purchaser] [Lender] and not Landlord as the landlord under the Lease. We agree to give all notices required to be given by us to Landlord under the Lease to [Purchaser] [Lender] upon our receipt of said notice.

     15. The statements contained herein may be relied upon by [Purchaser] [Lender] and by any prospective purchaser or lender of the Property.

     16. If Tenant is a Corporation, the undersigned is a duly appointed officer of the corporation signing this Agreement, and is the incumbent in the office indicated under his or her name. If Tenant is a partnership or joint venture, the undersigned is a duly appointed partner or officer of the partnership or joint venture signing this certificate. In any event, the undersigned individual is duly authorized to execute this Agreement on behalf of Tenant.

     17. Tenant (a) executes this certificate with the understanding that [Purchaser] [Lender] is contemplating [purchasing] [financing] the Property, and that if [Purchaser] [Lender] [purchases] [finances] the Property, [Purchaser] [Lender] will do so in material reliance on this certificate; and (b) agrees that the certifications and representations made herein shall survive such acquisition.

     18. The current address to which all notices to Tenant as required under the Lease should be sent is the Tenant's Address for Notices.

     19. [Purchaser's] [Lender's] rights hereunder shall inure to its successors and assigns.


     IN WITNESS WHEREOF, Tenant has executed this estoppel certificate as of this ______ day of ________________, 199__.

                             ___________________________, a
                             _______________________


                             By:
          Its:

                                  EXHIBIT "D"

                      RIGHT OF FIRST OPPORTUNITY PREMISES
                      -----------------------------------

                            [Diagram of Premises]

                                  EXHIBIT "E"

                        REMOVABLE EQUIPMENT/IMPROVEMENTS
                        --------------------------------


 1. Permanent and temporary generator systems including enclosures and fuel tanks with the associated electronic and manual switch gear.

 2. Mechanical Systems i.e., Air Conditioning, and condenser systems, air handlers and electrical dampers.

 3.     Raised Flooring, Racking, Cage materials, cabinets and patch panels.

 4.     UPS Battery Systems including electrical switch gear.

 5.     Any customer satellite dishes installed on roof or parking lot areas.

 6.     FM200 fire suppression canisters, piping and nozzles.

 7.     VESDA or smoke sensor stations in ceiling or floor area.

 8. Inside or outside security cameras, access card reader stations, VCR, multiplexer, monitors and computers.

 9. Partition and conference room furniture systems and freestanding, cabinets, storage units.

10. Telephone and voice mail system with desk stations and receptionist, computers, servers, printers, phone sets.

11.     Fiber Muxes or other Telco equipment installed in MPOE rooms.

12.     Emergency distribution board and telephone backboard with connectors.

13.     Maintenance bypass electronic and manual switch gear.

14.     Transformers and Power Distributions Units installed on premises.

15.     Kitchen appliances like microwaves, refrigerators and vending machines.

16.     Console monitors, screen projection and screens in command center.

17.     Bulletproof/resistant glass.

18. Satellite dishes or other communications equipment installed on roof or in parking lot.